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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Alliant Techsystems Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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ALLIANT TECHSYSTEMS INC.
7480 Flying Cloud Drive
Minneapolis, MN 55344-3720

June 16, 2011

Dear Stockholder:

        You are invited to attend the Annual Meeting of Stockholders of ATK (Alliant Techsystems Inc.), which will be held at 9:00 a.m. on Tuesday, August 2, 2011, at our headquarters, 7480 Flying Cloud Drive, Eden Prairie (suburban Minneapolis), Minnesota.

        The Notice of Annual Meeting and Proxy Statement that follow describe the business to be conducted at the meeting.

        We have elected to take advantage of the "notice and access" rules of the Securities and Exchange Commission to furnish most of our stockholders with proxy materials over the Internet. These rules will allow us to provide you with the information you need, while reducing printing and delivery costs.

        Your vote on the proposals is important. Whether or not you attend the meeting, we encourage you to vote your shares in order to make certain that you are represented at the meeting. You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card.

        If you plan to attend the meeting, please let us know. See the Admission Policy on the next page for instructions on admission to the meeting.

        We look forward to seeing you at the Annual Meeting.

Sincerely,

Mark W. DeYoung President and Chief Executive Officer

Ronald R. Fogleman Chairman of the Board

ADMISSION POLICY

        Stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting of Stockholders on August 2, 2011. To be admitted to the meeting, you must request an admission ticket. You may request an admission ticket by calling 952-351-3063, by e-mailing alliant.corporate@atk.com or by mailing a request to ATK at 7480 Flying Cloud Drive, Minneapolis, MN 55344-3720, Attn: Corporate Secretary. Seating is limited. You may pick up your ticket at the registration table prior to the meeting. Please be prepared to show your photo identification. Please note that if you hold shares in "street name" (that is, through a bank, broker or other nominee), you will also need to bring a copy of a statement reflecting your share ownership as of the record date. If you attend as a representative of an entity that owns shares of record, you will need to bring proper identification indicating your authority to represent that entity.

i

ALLIANT TECHSYSTEMS INC.
7480 Flying Cloud Drive
Minneapolis, MN 55344-3720

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Tuesday, August 2, 2011, at 9:00 a.m. central time
Place:	Alliant Techsystems Inc. headquarters 7480 Flying Cloud Drive Eden Prairie (suburban Minneapolis), Minnesota
Items of Business:	• Elect 10 directors.
• Advisory Vote on Executive Compensation.
• Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation.
• Approve the Executive Officer Incentive Plan, as Amended and Restated.
• Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2012.
• Transact any other business that may properly be considered at the meeting or any adjournment of the meeting.
Record Date:	June 6, 2011
Voting by Proxy:
It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the meeting in person, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section entitled "Questions and Answers About the Meeting and Voting" beginning on page 1 of this proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.
Admission to the Meeting:	You will be admitted to the meeting only if you have a ticket and provide the proper documentation. See the Admission Policy on the previous page for instructions on obtaining a ticket.

By Order of the Board of Directors,

Keith D. Ross Secretary

June 16, 2011

ii

ALLIANT TECHSYSTEMS INC.
7480 Flying Cloud Drive
Minneapolis, MN 55344-3720

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
August 2, 2011

GENERAL INFORMATION

        The Board of Directors of Alliant Techsystems Inc. is soliciting proxies to be used at the Annual Meeting of Stockholders to be held on August 2, 2011 and at any adjournment of the meeting. This proxy statement and the form of proxy, along with the Annual Report for the fiscal year ended March 31, 2011, are first being sent or given to stockholders on or about June 16, 2011.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

What am I voting on?

  •
  Election of 10 directors currently serving on our Board of Directors.

  •
  Advisory Vote on Executive Compensation.

  •
  Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation.

  •
  Approval of an amendment and restatement of the Executive Officer Incentive Plan.

  •
  Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2012.

Who is entitled to vote at the Annual Meeting?

        Stockholders can vote their shares of ATK common stock at the Annual Meeting if our records show that they owned their shares as of the close of business on June 6, 2011, which was the record date.

What constitutes a quorum at the Annual Meeting?

        On the record date, there were 33,686,285 shares of ATK common stock outstanding. This does not include 7,869,164 shares that were held in our treasury and cannot be voted. Each share is entitled to one vote. Holders of a majority of the shares outstanding must be present at the Annual Meeting in order for there to be a quorum. You will be considered present at the Annual Meeting if you are in attendance and vote your shares at the meeting, or if you have properly voted over the Internet or by telephone or submitted a properly completed proxy card.

How can I vote my shares without attending the Annual Meeting?

  •
  If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials or, if you requested to receive printed proxy materials, you can also vote by mail or telephone as instructed on the proxy card.

  •
  If you hold shares beneficially in street name, you may also vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials or, if you requested to receive printed proxy materials, you can also vote by mail or telephone by following the voting instruction card provided to you by your broker, bank, trustee or nominee.

  •
  If you hold shares in the 401(k) Plan, please refer to the voting instructions that are provided to you. The Plan trustee will vote your shares as you instruct.

How can I vote my shares in person at the Annual Meeting?

  •
  Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described above so that your vote will be counted if you later decide not to attend the meeting.

  •
  If you are a stockholder of record, you may vote in person at the Annual Meeting.

  •
  If you hold shares beneficially in street name, you may vote in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares.

  •
  Shares held in the 401(k) Plan cannot be voted in person at the Annual Meeting.

Can I change my vote?

        You can change your vote before the vote is taken at the Annual Meeting. If you are a stockholder of record, you can change your vote by:

  •
  voting over the Internet or by telephone at a later time, until 11:59 p.m. eastern time on August 1, 2011;

  •
  signing and delivering to our Corporate Secretary a written request to revoke your proxy vote;

  •
  signing and mailing a new, properly completed proxy card with a later date than your original proxy card; or

  •
  attending the Annual Meeting and voting in person.

        If you are not a stockholder of record, you must instruct the party that holds your shares of record for your account of your desire to change or revoke your voting instructions.

Will my shares be voted if they are held in nominee street name, such as by a broker, bank or other nominee?

        If you hold your shares in nominee street name, such as by a broker, bank or other nominee, and you do not provide voting instructions, your nominee will not be permitted to vote your shares in their discretion on the election of directors (Proposal 1) and executive compensation matters (Proposals 2, 3 and 4), but may still be permitted to vote in their discretion on the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the current fiscal year (Proposal 5). Therefore, it is particularly important for street name holders to instruct their brokers as to how they wish to vote their shares.

How are votes counted?

        Your shares will be voted as you instruct, assuming that you have properly voted over the Internet or by telephone or that your properly signed proxy card is received in time to be voted at the Annual Meeting.

        If you are a stockholder of record and you do not indicate how you wish to vote on a proposal, your shares will be voted as follows on that proposal:

  •
  FOR all of the Board's nominees for election as directors (Proposal 1).

  •
  FOR the advisory vote on executive compensation (Proposal 2).

  •
  On an advisory basis, in favor of conducting future votes on executive compensation EVERY YEAR (Proposal 3).

  •
  FOR approval of the Executive Officer Incentive Plan, as Amended and Restated (Proposal 4).

  •
  FOR ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the current fiscal year (Proposal 5).

        Shares held in the 401(k) Plan will be voted by the Plan trustee as directed by participants. Shares for which the Plan trustee has not received voting instructions by the voting deadline or that have not been allocated to participant accounts will be voted by the Plan trustee in the same manner and proportion as it votes shares for which it received voting instructions.

How will abstentions and broker non-votes affect the quorum and voting?

  •
  If you withhold your vote on the election of directors or abstain from voting on the other proposals, you will still be considered present at the Annual Meeting for purposes of determining a quorum.

  •
  If you withhold your vote from a director nominee, this will reduce the number of votes cast for that nominee.

  •
  If you abstain from voting on Proposals 2, 4 and 5, your shares will still be considered in determining the vote required to approve the proposal, so you will be deemed to have voted against that proposal. Because Proposal 3 presents a choice among a number of alternatives, abstentions will have no effect on the result of that vote.

  •
  If shares are held in nominee street name, such as by a broker, and the nominee cannot vote the shares on a specific proposal because no voting instructions were received from the owner, the failure of the nominee to vote the shares is called a "broker non-vote." Broker non-votes will be considered present at the Annual Meeting for purposes of determining a quorum. However, broker non-votes will not be considered in determining the vote required to approve Proposals 1, 2, 3 and 4, and will not be deemed to have voted against the proposal.

What vote is required to approve the proposals?

        If a quorum is present at the Annual Meeting:

  •
  The 10 nominees for election as directors who receive the largest number of votes properly cast FOR the directors will be elected directors.

  •
  With respect to the advisory vote on the frequency of future advisory votes on executive compensation (Proposal 3), the frequency receiving the greatest number of votes (every one, two or three years) will be the frequency recommended by the stockholders.

  •
  Each other proposal properly presented at the Annual Meeting requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the proposal at the Annual Meeting.

        Because your votes on Proposals 2 and 3 are advisory, they are non-binding on our Board of Directors. Although non-binding:

  •
  The Personnel and Compensation Committee of the Board will take into account the results of the advisory vote on executive compensation (Proposal 2) when considering future executive compensation arrangements.

  •
  The Board will carefully consider the results of the advisory vote on the frequency of future advisory votes on executive compensation (Proposal 3) and expects to be guided by the alternative that receives the most stockholder support in determining the frequency of future say-on-pay votes.

Who will tabulate the votes at the Annual Meeting?

        The Carideo Group, Inc., an investor-relations counseling firm based in Minneapolis, will provide inspectors of election to tabulate the votes cast before and at the Annual Meeting.

How will the solicitation of proxies be handled?

  •
  Proxies are being solicited primarily by Internet and mail, but proxies may also be solicited personally, by telephone, facsimile and similar means. Our directors, officers and other employees may help with the solicitation without additional compensation.

  •
  We have retained Georgeson Inc. to assist in the solicitation of proxies for a fee of $7,500 plus expenses.

  •
  We will reimburse brokers, banks and other custodians and nominees for their reasonable expenses in forwarding proxy solicitation materials to the owners of the shares they hold.

  •
  We will pay all other expenses of preparing, printing, and mailing or distributing the proxy solicitation materials.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of paper copies?

        In accordance with rules adopted by the Securities and Exchange Commission, we may furnish proxy materials to our stockholders by providing access to these documents on the Internet instead of mailing printed copies. You will not receive printed copies of the materials unless you request them. Instead, we mailed you the Notice of Internet Availability of Proxy Materials (unless you have previously consented to electronic delivery or already requested to receive paper copies), which instructs you as to how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability of Proxy Materials explains how to submit your proxy over the Internet. If you would like to receive a paper copy or e-mail copy of the proxy materials, please follow the instructions provided in the Notice of Internet Availability of Proxy Materials.

What other business may be brought up at the Annual Meeting?

  •
  Our Board of Directors does not intend to present any other matters for a vote at the Annual Meeting. No stockholder has given the timely notice required by our Bylaws in order to present a proposal at the Annual Meeting. Similarly, no additional candidates for election as a director can be nominated at the Annual Meeting because no stockholder has given the timely notice required by our Bylaws in order to nominate a candidate for election as a director at the Annual

    Meeting. If any other business is properly brought before the meeting, the persons named as proxy on the proxy card will vote on the matter using their best judgment.

  •
  Information regarding the requirements for submitting a stockholder proposal for consideration at next year's annual meeting, or nominating a candidate for election as a director at next year's annual meeting, can be found near the end of this proxy statement under the heading "Future Stockholder Proposals."

What if I want to attend the Annual Meeting?

        Stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting of Stockholders on August 2, 2011. To be admitted to the meeting, you must request an admission ticket. You may request an admission ticket by calling 952-351-3063, by e-mailing alliant.corporate@atk.com or by mailing a request to ATK at 7480 Flying Cloud Drive, Minneapolis, MN 55344-3720, Attn: Corporate Secretary. Seating is limited. You may pick up your ticket at the registration table prior to the meeting. Please be prepared to show your photo identification. Please note that if you hold shares in "street name" (that is, through a bank, broker or other nominee), you will also need to bring a copy of a statement reflecting your share ownership as of the record date. If you attend as a representative of an entity that owns shares of record, you will need to bring proper identification indicating your authority to represent that entity.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows the number of shares of our common stock beneficially owned (as defined by the Securities and Exchange Commission for proxy statement purposes) as of June 6, 2011 by (1) each person known by the Company to beneficially own more than 5% of the Company's common stock, (2) each of our directors and nominees, (3) each executive officer named in the Summary Compensation Table included later in this proxy statement, and (4) all of the directors and executive officers as a group. Unless otherwise noted, the persons listed in the table have sole voting and investment powers with respect to the shares of common stock owned by them.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)(3)		Percent of Shares Outstanding(4)
First Eagle Investment Management, LLC (5)	3,358,417		10.0%
BlackRock, Inc. (6)	3,120,372		9.3%
FMR LLC (7)	2,508,262		7.4%
Neuberger Berman Group LLC (8)	1,772,719		5.3%
Steven J. Cortese	15,323		*
Roxanne J. Decyk	1,261		*
Mark W. DeYoung	26,074		*
Martin C. Faga	2,558		*
Ronald R. Fogleman	0	(9)	*
April H. Foley	1,261		*
Tig H. Krekel	1,054		*
Blake E. Larson	39,140		*
Douglas L. Maine	8,081		*
Roman Martinez IV	4,000	(10)	*
Mark H. Ronald	4,857		*
Keith D. Ross	8,657		*
John L. Shroyer	14,624		*
William G. Van Dyke	1,783		*
All directors and executive officers as a group (19 persons)	206,157		*

*
Less than 1%.

(1)
Includes shares covered by stock options exercisable on June 6, 2011, or within 60 days thereafter, for the following beneficial owners: Mark W. DeYoung, 15,000 shares; Blake E. Larson, 15,000 shares; Keith D. Ross, 5,000 shares; and all directors and executive officers as a group (19 persons), 65,750 shares.

(2)
Includes shares of restricted common stock with voting rights held by directors and certain executive officers. Excludes deferred stock units without voting rights under our Non-Employee Director Restricted Stock Award and Stock Deferral Program, or its predecessor plan (the Non-Employee Director Restricted Stock Plan). Additional information regarding ATK securities held by each director is shown in the table under the heading "Corporate Governance—Stock Ownership Guideline for Non-Employee Directors" later in this proxy statement. As of June 6,

  2011, all directors and executive officers as a group (19 persons) held 24,653 shares of restricted stock. Excludes deferred stock units without voting rights under our Nonqualified Deferred Compensation Plan because none of the executive officers has a payment scheduled within 60 days. Includes shares allocated, as of March 31, 2011, to the accounts of executive officers under our 401(k) plan.

(3)
Excludes phantom stock units to be settled in cash that are credited to the accounts of directors who participate in our Deferred Fee Plan for Non-Employee Directors (which are shown in the table under the heading "Corporate Governance—Stock Ownership Guideline for Non-Employee Directors" later in this proxy statement) or were credited prior to January 1, 2005 to the accounts of officers who participate in our Nonqualified Deferred Compensation Plan (described under the heading "Executive Compensation" later in this proxy statement).

(4)
Assumes the issuance of the shares covered by the exercisable stock options held by each person or the group, as applicable.

(5)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 8, 2011, reporting beneficial ownership as of January 31, 2011. The amended Schedule 13G reported that First Eagle Investment Management, LLC ("FEIM") has sole voting power over 3,270,825 shares and sole dispositive power over 3,358,417 shares. FEIM, a registered investment adviser, is deemed to be the beneficial owner of the 3,358,417 shares as a result of acting as adviser to various clients. The First Eagle Global Fund, a registered investment company for which FEIM acts as investment adviser, may be deemed to beneficially own 2,864,349 of the 3,358,417 shares, or 8.5% of the outstanding shares of ATK common stock. The address of FEIM is 1345 Avenue of the Americas, New York, New York 10105.

(6)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 3, 2011, reporting beneficial ownership as of December 31, 2010. The amended Schedule 13G reported that BlackRock, Inc. ("BlackRock") has sole voting and dispositive powers over 3,120,372 shares. The shares beneficially owned by BlackRock, a parent holding company, were acquired by various BlackRock subsidiaries, one of which, BlackRock Institutional Trust Company, N.A., beneficially owns more than 5% of the outstanding shares of ATK common stock. The address of BlackRock is 40 East 52nd Street, New York, New York 10022.

(7)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2011, reporting beneficial ownership as of December 31, 2010. The amended Schedule 13G reported that FMR LLC has sole voting power over 164,325 shares and sole dispositive power over 2,508,262 shares. Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR LLC and a registered investment adviser, is the beneficial owner of 2,343,937 shares, or 7.0% of the outstanding shares of ATK common stock, as a result of acting as investment adviser to various registered investment companies. This number includes 16,677 shares, assuming the conversion of $1,330,000 principal amount of ATK's 3.00% convertible notes due 2024, and 145,064 shares, assuming the conversion of $14,000,000 principal amount of ATK's 2.75% convertible notes due 2011. With respect to the shares beneficially owned by FMR LLC and Fidelity, the interest of one registered investment company, Fidelity Advisor Small Cap Fund, amounts to more than 5% of the outstanding shares of ATK common stock (1,714,596 shares, or 5.1%). Edward C. Johnson 3d, Chairman of FMR LLC, and his family members, through their ownership of Series B voting common shares of FMR LLC and a stockholders' voting agreement, may be deemed to form a controlling group with respect to FMR LLC. Each of Mr. Johnson and FMR LLC, through its control of Fidelity and Fidelity funds, has sole power to dispose of the 2,343,937 shares owned by the funds but does not have sole power to vote or direct the voting of the shares owned directly by the Fidelity funds. Shares owned by the Fidelity funds are voted by the funds' Boards of Trustees under written guidelines established by the Boards. Strategic Advisers, Inc., a wholly-owned investment-adviser subsidiary of FMR LLC, is the beneficial owner of 3,315 of the shares as a result of providing investment advisory services to individuals. Pyramis Global Advisors, LLC ("PGALLC"), an indirect wholly-owned investment-adviser subsidiary of FMR LLC, beneficially owns 122,257 shares, assuming the conversion of $9,750,000 principal amount of ATK's 3.00% convertible notes due 2024. Each of Mr. Johnson and FMR LLC, through its control of PGALLC, has sole dispositive and voting powers over the 122,257 shares owned by the institutional accounts or funds advised by PGALLC. Pyramis Global Advisors Trust Company ("PGATC"), an indirect wholly-owned bank subsidiary of FMR LLC, beneficially owns 18,714 shares. This number includes 14,044 shares, assuming the conversion of $1,120,000 principal amount of ATK's 3.00% convertible notes due 2024. Each of Mr. Johnson and FMR LLC, through its control of PGATC, has sole dispositive and voting powers over the 18,714 shares owned by the institutional accounts managed by PGATC. FIL Limited ("FIL"), which provides investment advisory and management services to non-U.S. investment companies and certain institutional investors, beneficially owns 20,039 shares. The address of FMR LLC is 82 Devonshire Street, Boston, Massachusetts 02109.

(8)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission by Neuberger Berman Group LLC ("NBG"), Neuberger Berman LLC, Neuberger Berman Management LLC, and Neuberger Berman Equity Funds on February 14, 2011, reporting their beneficial ownership as of December 31, 2010. The amended Schedule 13G reported that NBG, through its direct and indirect subsidiary Neuberger Berman Holdings LLC, controls Neuberger Berman LLC and certain affiliated persons. Neuberger Berman LLC and Neuberger Berman Management LLC serve as sub-adviser and investment manager, respectively, of NBG's various mutual funds. The holdings of Neuberger Berman Trust Co N.A., Neuberger Berman Trust Co of Delaware N.A., NB Alternative Fund Management LLC, NB Alternatives Advisers LLC and Neuberger Berman Fixed Income LLC, affiliates of Neuberger Berman LLC, are aggregated in the reported holdings. The amended Schedule 13G reported that NBG has shared voting power over 1,643,443 shares and shared dispositive power over 1,772,719 shares; Neuberger Berman LLC has shared voting power over 1,643,443 shares and shared dispositive power over 1,772,719 shares; Neuberger Berman Management LLC has shared voting and dispositive powers over 1,394,962 shares; and Neuberger Berman Equity Funds has shared voting and dispositive powers over 1,394,962 shares. The address of NBG is 605 Third Avenue, New York, New York 10158.

(9)
General Fogleman has deferred all of his restricted stock awards under our Non-Employee Director Restricted Stock Award and Stock Deferral Program and its predecessor plan (the Non-Employee Director Restricted Stock Plan). Additional information regarding ATK securities held by each director is shown in the table under the heading "Corporate Governance—Stock Ownership Guideline for Non-Employee Directors" later in this proxy statement.

(10)
Includes 1,000 shares owned by Mr. Martinez's wife. Mr. Martinez disclaims beneficial ownership of these 1,000 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, as well as beneficial owners of more than 10% of ATK's common stock, to file initial reports of ownership and reports of changes in ownership of ATK securities with the Securities and Exchange Commission. Directors, executive officers, and beneficial owners of more than 10% of ATK's common stock are required to furnish us with copies of these reports. Based solely on a review of these reports, written representations from our directors and executive officers, and applicable regulations, we believe that all required reports for fiscal year 2011 were timely filed. During fiscal year 2011, Mark W. DeYoung, ATK's Chief Executive Officer and a director, filed a late Form 4 to report a distribution of phantom stock units in cash in fiscal year 2009, pursuant to ATK's Nonqualified Deferred Compensation Plan.

PROPOSAL 1
ELECTION OF DIRECTORS

        The Board of Directors has nominated 10 directors, listed below, to be elected at the Annual Meeting, to hold office until the 2012 annual meeting of stockholders and until their successors have been elected and have qualified or their service ends earlier through death, resignation, retirement or removal from office. All nominees are currently directors.

        Each nominee listed below was recommended by the Board's Nominating and Governance Committee for re-election and has agreed to serve, if elected. Although we do not know of any reason why any of the nominees might become unavailable for election, if that should happen, the Board may recommend a substitute nominee. Shares represented by proxies will be voted for any substitute designated by the Board.

        Our Board of Directors recommends a vote FOR the election as directors of all nominees listed below.

Roxanne J. Decyk

Ms. Decyk served as the Executive Vice President of Global Government Affairs for Royal Dutch Shell plc, a global group of energy and petrochemicals companies, from 2009-2010. She joined Royal Dutch Shell plc in 1999, where, prior to her most recent position, she was Corporate Affairs Director from 2005-2009, Senior Vice President, Corporate Affairs and Human Resources, Shell US from 2002-2005, and Vice President, Corporate Strategy from 1999-2002. She is also a director of Snap-on Incorporated and Petrofac Limited.	Director since 2010 age 58
Director Qualifications:
• Human Resources Experience—extensive experience in human resources gained as an officer for a major multinational corporation and through service on compensation committees, including as chair.
• Corporate Strategy Experience—led strategy at two global companies.

Mark W. DeYoung

Mr. DeYoung has been President and Chief Executive Officer of ATK since February 2010. From 2002 to February 2010, he was President of ATK's Armament Systems Group, holding the title of Senior Vice President and President Armament Systems (formerly Ammunition Systems) from 2006 to February 2010, Senior Vice President, Ammunition Systems, from 2004 to 2006, and Group Vice President, Ammunition Systems, from 2002 to 2004. He has more than 25 years of experience in successfully leading organizations in the defense, aerospace, and commercial sectors.	Director since 2010 age 52
Director Qualifications:
• Leadership and Industry Experience—CEO of ATK, with more than 25 years of experience in the defense, aerospace, and commercial sectors.

•       Operational, Marketing and Financial Experience—extensive knowledge of ATK's business and markets and significant management, finance and operating experience gained as the former leader of ATK's largest business group and through service in all of ATK's business groups.

Martin C. Faga

Mr. Faga served as the President and Chief Executive Officer of the MITRE Corporation, a not-for-profit systems engineering firm, from 2000 to 2006, and has been a member of the Board of Trustees of MITRE since 2000. Before joining MITRE in 1993, Mr. Faga served in the U.S. Department of Defense as Assistant Secretary of the Air Force for Space and simultaneously as Director of the National Reconnaissance Office. He is also a director of GeoEye, Inc. From 2006 to 2008, he was a director of Electronic Data Systems Corporation.	Director since 2006 age 70
Director Qualifications:

•       Leadership and Industry Experience—former chief executive officer, and current and former director of a number of public companies, with broad experience in the field of space systems, one of ATK's major business areas.

• Government Experience—extensive service and leadership in government, ATK's major customer.

Ronald R. Fogleman, USAF (Ret.)

General Fogleman has been the non-executive Chairman of ATK's Board of Directors since November 2009. He has been President of B Bar J Cattle and Consulting Company, a consulting firm, since 1997. He retired from the U.S. Air Force in 1997, following a 34-year career. He is also a director of AAR Corp. From 2007 to 2009, he was a director of Alpha Security Group Corporation.	Director since 2004 age 69
Director Qualifications:
• Industry, Leadership and Military Experience—former non-executive chairman of an airline and lead director of an aerospace company, and retired Chief of Staff of the U.S. Air Force.
• Corporate Governance Experience—current and former chair of governance committees and service on audit and compensation committees.

April H. Foley

Ambassador Foley served with the U.S. State Department as the Ambassador to Hungary from 2006-2009. Before her diplomatic service, she was First Vice President and Vice Chairman, and a member of the Board of Directors, of the Export-Import Bank of the United States from 2003-2005. She also served as Director of Business Planning of PepsiCo, Inc. from 1981-1993. She is also a director of Xerium Technologies, Inc.	Director since 2010 age 63
Director Qualifications:
• Global and Government Experience—former service with the U.S. State Department as an ambassador.

•       Financial Experience—experience in the analysis of financial performance and business plans gained as a director of business planning for a major multinational corporation, with an MBA degree from Harvard Business School.

Tig H. Krekel

Mr. Krekel has been the Vice Chairman and a partner of J.F. Lehman & Company, a New York private-equity investment bank, since 2001. Before joining J.F. Lehman, Mr. Krekel served as President and Chief Executive Officer of Hughes Space and Communications and President of Boeing Satellite Systems, the world's largest manufacturer of commercial and military communications satellites.	Director since 2010 age 57
Director Qualifications:
• Leadership and Industry Experience—chief executive officer of several large and complex businesses, with more than 35 years of experience in the aerospace and defense industries.
• Corporate Governance Experience—served on and chaired numerous compensation committees.

Douglas L. Maine

Mr. Maine joined International Business Machines in 1998 as Chief Financial Officer following a 20-year career with MCI, where he was Chief Financial Officer from 1992-1998. He was named General Manager of ibm.com in 2000 and General Manager, Consumer Products Industry in 2003 and retired in 2005. Mr. Maine is currently a Limited Partner and Senior Advisor to Brown Brothers Harriman & Co. He is also a director of BroadSoft, Inc. and Rockwood Holdings, Inc.	Director since 2006 age 62
Director Qualifications:
• Financial Experience—former chief financial officer of two Fortune 100 companies.
• Corporate Governance Experience—chair of the audit committee of two other public companies and one private company.

Roman Martinez IV

Mr. Martinez has been a private investor since 2003. He retired as Managing Director of Lehman Brothers, an investment banking firm, in 2003, following a 31-year career with the firm. He is also a director of CIGNA Corporation and Bacardi Limited.

Director Qualifications:	Director since 2004 age 63
• Financial Experience: 31-year career as an investment banker and private investor, with an MBA degree from the Wharton School of the University of Pennsylvania.
• Corporate Governance Experience—director of several corporate and non-profit boards.

Mark H. Ronald

Mr. Ronald served as the chairman of the board of BAE Systems Inc., the wholly-owned U.S. subsidiary of BAE Systems plc, a British aerospace and defense company, during 2007. He served as Chief Operating Officer and a member of the board of directors of BAE Systems plc and President and Chief Executive Officer of BAE Systems Inc. from 2003 to 2006. He is also a director of Aeroflex Incorporated and Cobham plc. From 2007 to 2010, he was a director of DynCorp International Inc.	Director since 2007 age 69
Director Qualifications:
• Leadership and Industry Experience—former chairman, president and CEO of a large aerospace and defense company.
• Global Experience—a former leader of a multinational company, with extensive international business experience.

William G. Van Dyke

Mr. Van Dyke served as Chairman of Donaldson Company, Inc., a provider of filtration systems and replacement parts, from 1996 until his retirement in 2005. From 1996 to 2004, he also served as Donaldson's President and Chief Executive Officer. He is also a director of Graco Inc. and Polaris Industries Inc. In addition to serving as a director of Donaldson Company until 2005, he served as a director of Black Hills Corporation from 2005 to 2007.	Director since 2002 age 65
Director Qualifications:

•       Leadership and Corporate Governance Experience—former chairman, president and CEO of a public company, with extensive experience in leading and serving on audit and compensation committees of other public company boards.

•       Financial Experience—former CEO and CFO of a public company, with expertise in accounting principles and financial reporting rules and regulations, evaluating financial results and generally overseeing the financial reporting process.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

        Our Board of Directors and management are committed to effective corporate governance practices. Our Corporate Governance Guidelines describe the governance principles and procedures by which the Board functions. The Board annually reviews and updates the Corporate Governance Guidelines and the Board committee charters in response to corporate governance developments, including regulatory changes, and recommendations by directors in connection with Board and committee evaluations.

        Our Corporate Governance Guidelines and our Board committee charters are available on our website at www.atk.com by selecting Investor Relations and then Corporate Governance. Stockholders may request a free printed copy of our Corporate Governance Guidelines from our investor relations department by contacting them by telephone at 952-351-3038 or by e-mail at investor.relations@atk.com.

Business Ethics Code of Conduct

        We have a written code of business ethics and conduct which applies to all directors, officers and employees. Our Corporate Governance Guidelines provide that the Board will not permit any waiver of our Business Ethics Code of Conduct. Our Business Ethics Code of Conduct is available on our website at www.atk.com by selecting Investor Relations and then Corporate Governance. Stockholders may request a free printed copy of our Business Ethics Code of Conduct from our investor relations department by contacting them by telephone at 952-351-3038 or by e-mail at investor.relations@atk.com.

Communications with Directors

        Procedures for stockholders, or anyone else, to communicate directly with non-management directors are available on our website at www.atk.com by selecting Investor Relations, then Corporate Governance and then Contact the Directors. Any concerns about the Company's accounting, internal controls or auditing matters, or a director's potential conflict of interest, will be referred to the Audit Committee of the Board of Directors.

Director Independence

        Under applicable rules of the New York Stock Exchange, a majority of our Board of Directors must be independent. Our Board of Directors has affirmatively determined that each of the current directors, other than Mark W. DeYoung, has no material relationship with ATK and is independent. Our Board previously determined that Frances D. Cook, who served as a director during part of fiscal year 2011 and whose term expired at the 2010 annual meeting of stockholders of ATK on August 3, 2010, had no material relationship with ATK and was independent. Each of our Audit, Nominating and Governance, and Personnel and Compensation Committees is composed only of independent directors.

        In order to qualify as independent, a director must meet each of the New York Stock Exchange's five objective independence standards and our Board of Directors must also affirmatively determine, in its business judgment and in consideration of all relevant facts and circumstances, that the director has no material relationship with ATK. The Board reviewed the transactions and relationships between ATK and our directors, their immediate family members, and entities with which they are affiliated and determined that they were made or established in the ordinary course of business and that the directors had no material relationship with ATK. Generally, the transactions and relationships were standard customer-supplier arrangements, standard service-provider fees, membership fees, expenses for educational and industry conferences, or charitable contributions. In addition, the amount of each transaction or contribution was well below the thresholds set forth in the independence standards of the New York Stock Exchange.

Board Leadership Structure

        General Ronald R. Fogleman has served as independent non-executive Chairman of the Board since November 2009. ATK's Corporate Governance Guidelines provide that, in the directors' discretion as to the appropriate Board leadership structure at any particular time, the positions of CEO and Chairman of the Board may be either combined or separated. Furthermore, if the directors elect the CEO to serve as Chairman or if the Chairman is otherwise not independent, the directors shall, upon the recommendation of the Nominating and Governance Committee of the Board, appoint a lead independent director. In addition, the Nominating and Governance Committee charter provides that, at least annually, the Committee shall review and recommend the Board's leadership structure, including an assessment of whether the roles of Chairman of the Board and CEO should be combined or separated.

        The Board believes that its current leadership structure is appropriate for ATK at this time because it clearly delineates the separate roles and responsibilities of management, freeing the CEO to focus on setting and implementing ATK's strategic direction and running the Company's day-to-day business, while allowing the Chairman to concentrate on leading the Board in the performance of its duties and oversight responsibilities.

        Under ATK's Corporate Governance Guidelines, the responsibilities of an independent Chairman include:

  •
  Chair meetings of the Board as well as executive sessions of non-management and independent directors.

  •
  Coordinate, develop and approve the agendas for meetings of the Board, in consultation with the CEO, other officers of the Corporation and other Board members.

  •
  Coordinate, develop the agenda for, and moderate executive sessions of the Board's non-management directors and independent directors, and act as principal liaison between the non-management directors and the Corporation's management on sensitive issues.

  •
  Determine the quality, quantity and timeliness of the flow of information from the Corporation's management that is necessary for the non-management directors to effectively and responsibly perform their duties.

  •
  Lead the independent directors in periodic reviews of the performance of the CEO, discuss with members of the Personnel and Compensation Committee the CEO's performance, and meet with the CEO to discuss the Board's performance review.

The Board's Role in Risk Oversight

        Our Board of Directors is responsible for consideration and oversight of the risks facing ATK. The Board executes this oversight responsibility directly and through the standing committees of the Board. The Board and its committees regularly review and discuss with management ATK's material strategic, operational, financial, compliance, and compensation risks. The Audit Committee, in accordance with the listing standards of the New York Stock Exchange, discusses the Company's guidelines and policies by which senior management and the relevant departments of the Company assess and manage the Company's exposure to risk, as well as the Company's major financial risks and the steps management has taken to monitor and control those risks. Accordingly, the Audit Committee performs a central oversight role with respect to financial and compliance risks, and the Audit Committee reports to the full Board at each regularly scheduled meeting of the Board. The Personnel and Compensation Committee reviews and discusses with management the impact of ATK's compensation policies and practices on risk taking within the Company.

        During fiscal year 2011, ATK developed and implemented an integrated, consistent Enterprise Risk Management (ERM) process across the Company to identify, analyze and mitigate strategic, business and compliance risks to the Company. ATK's current processes foster increased risk transparency to management and the Board of Directors and clarify accountability for mitigation strategies.

Meetings of the Board and Board Committees

        The Board of Directors conducts its business through meetings of the Board and the following standing committees: Audit, Nominating and Governance, and Personnel and Compensation. Each of the standing committees has adopted a written charter which sets out the function and responsibilities of the committee. The current committee charters are available on our website at www.atk.com by selecting Investor Relations, then Corporate Governance and then Board Committees. Stockholders may request a free printed copy of any of these charters from our investor relations department by contacting them by telephone at 952-351-3038 or by e-mail at investor.relations@atk.com.

        During fiscal year 2011, our Board of Directors held five meetings, all of which were regularly-scheduled meetings. The independent directors of the Board are scheduled to meet in executive session at each Board meeting held in person. All current directors attended at least 93% of the total meetings of the Board and the Board committees on which they served during the fiscal year. As a general practice, Board members are expected to attend our annual meetings of stockholders. All Board members attended last year's annual meeting of stockholders.

Audit Committee

Members:	Douglas L. Maine, Chair	Mark H. Ronald
	April H. Foley	William G. Van Dyke
Roman Martinez IV

        The Audit Committee is responsible for assisting the Board of Directors in monitoring the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements and the Company's code of business ethics and conduct, the independent auditor's qualifications and independence, and the performance of the Company's internal audit function and the independent auditor. The Audit Committee has the sole authority to retain and terminate the independent auditor and is directly responsible for the compensation and oversight of the work of the independent auditor. The independent auditor reports directly to the Audit Committee. The Audit Committee reviews and discusses with management and the independent auditor the annual audited and quarterly financial statements (including the specific disclosures under the "Management's Discussion and Analysis of Financial Condition and Results of Operations"), critical accounting policies and practices used by the Company, the Company's internal control over financial reporting, and the Company's major financial risk exposures.

        All of the Audit Committee members meet the independence and experience requirements of the New York Stock Exchange and the Securities and Exchange Commission. The Board has identified Mr. Maine, Mr. Martinez, Mr. Ronald and Mr. Van Dyke each as an audit committee financial expert under the rules of the Securities and Exchange Commission. The Audit Committee held five meetings in fiscal year 2011, all of which were regularly-scheduled meetings. Generally, the Audit Committee meets separately with the independent auditors and the Company's internal auditors at regularly-scheduled meetings and periodically meets separately with management.

Nominating and Governance Committee

Members:	Martin C. Faga, Chair	Ronald R. Fogleman
Roxanne J. Decyk

        The Nominating and Governance Committee identifies individuals qualified to become Board members and reviews with the Board the appropriate skills, characteristics and diversity desired on the Board. In addition, the Committee oversees the process of assessing Board effectiveness and each year, after considering the experience, qualifications, attributes, skills and contributions of each director, recommends to the Board the director nominees for re-election at the next annual meeting of stockholders. At least annually, the Committee reviews and recommends the Board's leadership structure, including an assessment of whether the roles of Chairman of the Board and CEO should be combined or separated. The Committee also makes recommendations to the Board regarding Board organization, operation and committee structure, corporate governance guidelines applicable to the Company, and director compensation. The Committee evaluates director compensation at least once every two years, based on market analyses, including comparisons of ATK's practices with those of peer-group companies. All of the Nominating and Governance Committee members meet the independence requirements of the New York Stock Exchange. The Nominating and Governance Committee held three meetings in fiscal year 2011, all of which were regularly-scheduled meetings.

        Director Qualification Standards.    Directors of ATK are expected to have high standards of integrity and ethics and the ability to exercise objectivity and independence in making informed business decisions. Directors should possess the experience, qualifications, attributes and skills to make a significant contribution to the Board, the Company and its stockholders. In evaluating candidates for nomination as a director of ATK, the Nominating and Governance Committee considers additional criteria, including a candidate's technical, financial or other expertise that would enhance the overall effectiveness of the Board or provide a diversity of talent and experience relevant to ATK's strategies and activities. The Nominating and Governance Committee also considers whether the candidate has the time necessary to carry out the duties of a director of ATK.

        Director Nominee Selection Process.    The Board has delegated the identification, screening and evaluation of director candidates to the Nominating and Governance Committee. The Committee retains from time to time a search firm to help identify, screen and evaluate director candidates. The Committee will also consider qualified candidates for Board membership submitted by stockholders, as described below, or by members of the Board of Directors. The Nominating and Governance Committee interviews the candidates who meet the director qualification standards described above, and the Committee selects the candidates who best meet the Board's needs. The Committee then recommends to the Board the director nominees for election to the Board.

        The Nominating and Governance Committee will consider stockholder recommendations for nominees to the Board. If you wish to recommend a prospective candidate for the Board, you should submit the candidate's name and written information in support of the recommendation to: Secretary, Alliant Techsystems Inc., 7480 Flying Cloud Drive, Minneapolis, Minnesota 55344-3720. Additional information regarding the requirements for nominating a person for election as a director at the annual meeting of stockholders is described under the heading "Future Stockholder Proposals" near the end of this proxy statement. Director candidates recommended by stockholders will be considered under the same criteria as candidates recommended by directors or a search firm.

Personnel and Compensation Committee

Members:	William G. Van Dyke, Chair	Tig H. Krekel
	Roxanne J. Decyk	Douglas L. Maine
Martin C. Faga

        The Personnel and Compensation Committee is responsible for discharging the Board of Directors' responsibilities relating to executive compensation. The Committee makes all decisions regarding the compensation of our executive officers. In addition, the Committee is responsible for reviewing the Company's compensation, benefit and personnel policies, programs and plans. Specifically, the Committee reviews and approves the corporate goals and objectives with respect to the compensation of the chief executive officer and the other executive officers. The Committee evaluates at least once a year the performance of the chief executive officer and other executive officers in light of these established goals and objectives and, based on these evaluations, approves the compensation of the chief executive officer and the other executive officers. In addition, the Committee reviews and discusses with management the impact of ATK's compensation policies and practices on risk taking within the Company. The Committee also makes recommendations to the Board regarding incentive-compensation and equity-based plans that are subject to the Board's approval. All of the Personnel and Compensation Committee members meet the independence requirements of the New York Stock Exchange. The Committee held five meetings in fiscal year 2011, all of which were regularly-scheduled meetings.

        Additional information regarding the Committee's processes and procedures for establishing and overseeing executive compensation is disclosed below under the heading "Executive Compensation—Compensation Discussion and Analysis."

        For the last four years, the Personnel and Compensation Committee has retained Towers Watson, an independent professional compensation consulting firm, and Towers Watson's predecessor, Towers Perrin, to provide assistance and guidance to the Committee. The Committee approved the services to be provided by Towers Watson and the fees to be paid for those services for each fiscal year. On a regular basis, Towers Watson has advised the Committee and, from time to time, has attended Committee meetings. In addition, Towers Watson provided market analyses for evaluating the components of ATK's executive compensation program in light of current industry trends and individual executive officer compensation levels based on market survey data. Towers Watson specifically has made recommendations regarding the compensation level of our CEO. ATK's Chief Executive Officer makes recommendations to the Committee regarding the compensation levels of other executive officers.

        The Personnel and Compensation Committee reviews and discusses with management the various roles of compensation consultants in advising the Committee and the Company, the services provided by such compensation consultants, and the fees for such services.

        The following table sets forth the fees for professional services paid by ATK to Towers Watson for services provided in the fiscal year ended March 31, 2011.

Amount
Executive Compensation Services	$105,733
Benefit Consulting Services	120,540
Other Services	37,850

Total Fees	$264,123

        The executive compensation services were the services Towers Watson provided to the Personnel and Compensation Committee in support of the Committee's oversight of ATK's executive compensation programs. The benefit consulting services were for the forecasting and calculation of ATK's medical plan rates. The other services related to compensation surveys used to support ATK's general compensation programs.

Compensation Committee Interlocks and Insider Participation

        None of the members of the Personnel and Compensation Committee has ever served as an officer or employee of ATK or has any relationships with ATK requiring disclosure below under the heading "Certain Relationships and Related Transactions." Since the beginning of the last fiscal year, no executive officer of ATK has served on the compensation committee or board of any company that employs a director of ATK.

Stock Ownership Guideline for Non-Employee Directors

        The Board has established a stock ownership guideline for non-employee directors of 3,750 shares of ATK common stock, to be achieved within five years following a director's election to the Board. The Nominating and Governance Committee of the Board reviews the stock ownership of each incumbent director annually prior to the Committee's recommendation to the Board of the nominees for election as directors at the annual meeting of stockholders. The following are counted for the purpose of meeting this guideline: shares of ATK common stock owned outright, restricted stock and deferred stock units granted under ATK's Non-Employee Director Restricted Stock Award and Stock Deferral Program or the Non-Employee Director Restricted Stock Plan, and phantom stock units granted under ATK's Deferred Fee Plan for Non-Employee Directors.

        The following table shows the securities holdings of incumbent non-employee director nominees as of June 6, 2011 that are counted for the purpose of meeting this guideline.

Name	Date First Elected to Board	Common Stock		Restricted Common Stock	Deferred Stock Units(1)	Phantom Stock Units(2)	Total Securities
Roxanne J. Decyk	8/3/2010	—		1,261	—	—	1,261
Martin C. Faga	10/30/2006	2,558		—	2,332	—	4,890
Ronald R. Fogleman	5/4/2004	—		—	7,389	1,692	9,081
April H. Foley	8/3/2010	—		1,261	—	—	1,261
Tig H. Krekel	3/1/2010	1,054		—	1,261	—	2,315
Douglas L. Maine	1/1/2006	6,820		1,261	—	—	8,081
Roman Martinez IV	5/4/2004	4,000	(3)	—	7,389	5,789	17,178	(3)
Mark H. Ronald	1/15/2007	3,596		1,261	—	—	4,857
William G. Van Dyke	10/29/2002	—		1,783	6,477	6,571	14,831

(1)
Deferred stock units are settled in shares of ATK common stock.

(2)
Phantom stock units are settled in cash based on the share price of ATK common stock at the time of payment.

(3)
Mr. Martinez disclaims ownership of 1,000 shares of common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        During fiscal year 2011, ATK had transactions, arrangements and relationships with entities with which some of our related persons, specifically directors and director nominees or their immediate family members, executive officers and holders of more than 5% of our common stock, are affiliated. However, in accordance with the procedures described below, it was determined that those related persons had no direct or indirect material interest in those transactions, arrangements and relationships.

        ATK has a written policy and procedures for the review, approval or ratification of transactions, arrangements or relationships involving ATK and its directors, executive officers, their immediate family members and entities with which they have a position or relationship, or 5% stockholders.

        Annually, each director and executive officer completes a questionnaire that elicits information regarding entities with which they and their immediate family members are affiliated. Any person nominated for election as a director must complete a questionnaire no later than the date he or she will be recommended for nomination by the Nominating and Governance Committee. Any person who becomes an executive officer must complete a questionnaire as soon as reasonably practicable thereafter. We maintain a master list of related persons, which various departments within ATK use to identify and monitor related person transactions.

        Our Nominating and Governance Committee annually reviews all transactions and relationships disclosed in the director questionnaires and approves or ratifies, as applicable, any transactions with related persons. The Board of Directors makes a formal determination regarding each director's independence. In addition to the annual review, the directors receive a written reminder prior to each regularly scheduled Board meeting to provide notice of any changes or proposed changes in their transactions or relationships since their last annual disclosure. Also, under our Corporate Governance Guidelines, directors must notify the Chair of the Nominating and Governance Committee and ATK's General Counsel before accepting a position on the board of directors of another entity. Our Audit Committee annually reviews all transactions and relationships (1) disclosed in the executive officer questionnaires and (2) involving 5% stockholders, and approves or ratifies, as applicable, any transactions with related persons. On an ongoing basis, our Office of General Counsel assesses identified transactions, arrangements and relationships in order to determine whether any action or disclosure is required. If the Office of General Counsel determines that action is required, the matter is submitted for consideration by the Nominating and Governance Committee or the Audit Committee, as applicable.

        The applicable committee considers the relevant facts and circumstances available to it regarding the matter, including the material facts as to the director's or officer's relationship to or interest in the transaction. The committee approves or ratifies, as the case may be, a transaction if it determines, in good faith, that the terms of the transaction are fair to ATK and that the transaction is in, or is not inconsistent with, the best interests of ATK and its stockholders.

        Any member of the Nominating and Governance Committee who has an interest in the matter under consideration must abstain from voting on the approval or ratification of the transaction, but may, if so requested by the Chair of the Nominating and Governance Committee, participate in all or some of the Nominating and Governance Committee's discussions of the transaction.

DIRECTOR COMPENSATION

Summary Compensation Information

        Only non-employee directors receive compensation for service on the Board of Directors. The compensation paid to ATK's non-employee directors is currently as follows:

  •
  an award of restricted stock valued at $85,000 at the time of grant upon initial election to the Board and upon re-election at each subsequent annual meeting of stockholders;

  •
  an annual cash retainer of $62,500, with no additional fees paid for Board and committee meetings attended;

  •
  an annual cash retainer of $17,500 for the chair of the Audit Committee, $12,000 for the chair of the Personnel and Compensation Committee, and $10,000 for the chair of the Nominating and Governance Committee; and

  •
  an annual cash retainer of $12,500 for each member of the Audit Committee, $7,000 for each member of the Personnel and Compensation Committee, and $2,000 for each member of the Nominating and Governance Committee.

        Cash amounts are paid annually in a lump sum upon election or re-election at the annual meeting of stockholders.

        The compensation for an independent non-executive Chairman of the Board is 150% of the total compensation paid to ATK's other non-employee directors, excluding any fees paid to committee chairs. Accordingly, the amount in the Director Compensation table below (under the "Fees Earned or Paid in Cash" column) for Ronald R. Fogleman includes this additional cash compensation.

        Directors who spend a significant part of a day on ATK business issues beyond the normal scope of board member responsibilities receive an additional $1,000 per diem payment, plus expenses. The per diem is paid at the discretion of the Chief Executive Officer. Non-employee directors are also reimbursed for tuition and related expenses for continuing director education courses and also are eligible to participate in ATK's matching gift program, which matches charitable donations by employees and non-employee directors up to $400 annually per person.

Director Compensation

        The following table shows the annual retainer and fees earned by the directors for fiscal year 2011 and either paid in cash or deferred at the election of the director. The Deferred Fee Plan is described below. The table also shows the aggregate grant date fair value of stock awards computed in accordance with generally accepted accounting principles in the United States. The Restricted Stock Award and Stock Deferral Program is described below. Additional information regarding the restricted stock awards and deferred stock units is described in footnote 2 below.

Name	Fees Earned or Paid in Cash ($)		Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Roxanne J. Decyck	$71,500		$85,029	$252	$156,781
Martin C. Faga	$82,500	(1)	$85,029	$466	$167,995
Ronald R. Fogleman	$139,250	(1)	$85,029	$1,815	$226,094
April H. Foley	$75,000		$85,029	$652	$160,681
Tig H. Krekel	$69,500		$85,029	$463	$154,992
Douglas L. Maine	$99,500		$85,029	$252	$184,781
Roman Martinez IV	$75,000		$85,029	$2,632	$162,661
Mark H. Ronald	$75,000		$85,029	$252	$160,281
William G. Van Dyke	$94,000		$85,029	$2,953	$181,982

(1)
Includes a per diem fee of $1,000.

(2)
This column shows the grant date fair value computed in accordance with generally accepted accounting principles in the United States. The amounts represent restricted stock awards and grants of deferred stock units that are paid in shares of ATK common stock and calculated based on the number of shares granted multiplied by the closing price per share of ATK common stock on the date of grant. (The amounts do not reflect the actual amounts that may be realized by the directors.) A discussion of the assumptions used in calculating these values may be found in Note 14 to the audited financial statements in ATK's Annual Report on Form 10-K for the fiscal year ended March 31, 2011.

The following table shows the number of shares of restricted stock or deferred stock units (to be settled in shares of ATK common stock) granted to each non-employee director during the fiscal year ended March 31, 2011 and the closing price per share of ATK common stock on the date of grant.

Name	Grant Date	Number of Shares of Stock or Units	Closing Price on Grant Date
Roxanne J. Decyk	8/3/2010	1,261	$67.43
Martin C. Faga	8/3/2010	1,261	$67.43
Ronald R. Fogleman	8/3/2010	1,261	$67.43
April H. Foley	8/3/2010	1,261	$67.43
Tig H. Krekel	8/3/2010	1,261	$67.43
Douglas L. Maine	8/3/2010	1,261	$67.43
Roman Martinez IV	8/3/2010	1,261	$67.43
Mark H. Ronald	8/3/2010	1,261	$67.43
William G. Van Dyke	8/3/2010	1,261	$67.43

  The aggregate numbers of shares of restricted ATK common stock and deferred stock units (to be settled in shares of ATK common stock) held by each non-employee director as of March 31, 2011 were as follows:

Name	Shares of Restricted Stock (#)	Deferred Stock Units (#)
Roxanne J. Decyk	1,261	0
Martin C. Faga	0	2,332
Ronald R. Fogleman	0	7,389
April H. Foley	1,261	0
Tig H. Krekel	0	1,261
Douglas L. Maine	1,261	0
Roman Martinez IV	0	7,389
Mark H. Ronald	1,261	0
William G. Van Dyke	1,783	6,477
(3)
This column includes: cash dividends paid on unvested restricted stock awarded under the Non-Employee Director Restricted Stock and Stock Deferral Program under ATK's 2005 Stock Incentive Plan, dividend equivalents paid in cash on deferred stock units under the Non-Employee Director Restricted Stock and Stock Deferral Program, and the dollar value of dividend equivalents credited in the form of additional phantom stock units under ATK's Deferred Fee Plan for Non-Employee Directors. Dividend equivalents are paid or credited at the same rate as cash dividends paid on the Company's common stock. For April H. Foley, the amount also includes a $400 matching charitable contribution under ATK's matching gift program.

Deferred Fee Plan for Non-Employee Directors

        This plan permits a director to defer receipt of all or part of the director's cash retainer. In general, directors must make elections to defer fees payable during any calendar year by the end of the preceding calendar year. Newly elected directors have up to 30 days to elect to defer future fees. A director can elect to have deferred amounts credited to either a "cash account" or a "share account" as phantom stock units (based upon the market price of ATK common stock). Cash accounts are credited with interest quarterly at the Company's one-year borrowing rate and share accounts will be credited with additional units if dividends are paid on ATK common stock. Payment of deferred amounts is made in cash following the director's termination of Board service. Phantom stock units credited to share accounts are paid out based on the market price of ATK common stock at the time of payout. A director may elect to receive payments either in a lump sum or in up to 10 annual installments.

        Currently, three directors hold phantom stock units in this plan but Mr. Martinez is the only participant who is actively deferring cash retainer fees. The following table shows how those directors currently have their deferred fees credited and how many common stock units (to be settled in cash) were credited to their share accounts as of March 31, 2011, including additional stock units acquired as a result of dividend equivalents credited on those common stock units.

Name	Annual Retainer	Units as of March 31, 2011
Ronald R. Fogleman	Cash account—50%	N/A
	Share account—50%	1,692
Roman Martinez IV	Share account—100%	5,789
William G. Van Dyke	Share account—100%	6,571

Non-Employee Director Restricted Stock Award and Stock Deferral Program

        Each non-employee director receives automatic awards of restricted common stock under the Non-Employee Director Restricted Stock Award and Stock Deferral Program under the Alliant Techsystems Inc. 2005 Stock Incentive Plan upon first being elected to the Board of Directors and upon re-election at each subsequent annual meeting of stockholders. The stock awards have a market value of $85,000, as determined by the closing market price of ATK common stock on the date of grant.

        Common stock issued under this program entitles participating directors to all of the rights of a stockholder, including the right to vote the shares and receive any cash dividends. All shares are, however, subject to certain restrictions against sale or transfer for a period, which we refer to as the restricted period, starting on the award date and ending on the earliest to occur of the following:

  •
  the first anniversary of the award date;

  •
  the retirement of the director from the Board in compliance with the Board's retirement policy as then in effect;

  •
  the termination of the director's service on the Board because of disability or death; or

  •
  the termination of the director's service on the Board following a change in control of ATK.

        Restricted stock is released to the director, free and clear of all restrictions, following the expiration of the restricted period.

        The program permits the directors to elect to defer receipt of the restricted stock in exchange for a credit, in stock units, to a deferred stock unit account. In general, directors must make these deferral elections by the end of the calendar year preceding the date of the grant of restricted stock. Directors who make a deferral election will have no rights as stockholders of ATK with respect to amounts credited to their deferred stock unit account. If cash dividends are paid on ATK common stock, ATK will pay each director an amount equal to the cash dividends that would be paid on the number of shares equal to the number of stock units credited to the director's deferred stock unit account. Payment of stock units credited to the deferred stock unit account will be made in a lump sum in an equal number of shares of unrestricted common stock at the time specified in the director's deferral election, but no later than as soon as administratively feasible following the director's termination of Board service.

        If a director ceases to be a member of the Board for any reason prior to the expiration of the restricted period, the director forfeits all rights in shares or deferred stock units, as applicable, for which the restricted period has not expired.

Expense Reimbursement

        Non-employee directors are reimbursed for travel and other expenses incurred in the performance of their duties.

Indemnification Agreements

        ATK has indemnification agreements with our directors. These agreements require ATK to:

  •
  indemnify the directors to the fullest extent permitted by law;

  •
  advance to the directors all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted;

  •
  indemnify and advance all expenses incurred by directors seeking to enforce their rights under the indemnification agreements; and

  •
  cover directors under our directors' and officers' liability insurance.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

        ATK's financial performance for the fiscal year ended March 31, 2011 was very strong, despite a challenging economic environment. Full-year sales, net income and earnings per share results were the highest recorded in the history of the Company. ATK achieved record sales of $4.84 billion. Net income was up 12% to $313 million and earnings per share were up 12% to $9.32. In addition, the Company initiated its first quarterly cash dividend. These financial successes were achieved in part though a reorganization of our operating structure and leadership team to align our businesses with our customers and capabilities enabling cost saving efficiencies. Compensation decisions for fiscal year 2011 were made in consideration of the Company's strong performance for the fiscal year and, with respect to incentive awards for fiscal year 2012, are intended to drive strong Company performance relative to ATK's peer companies.

        The financial performance goals established by the Personnel and Compensation Committee for fiscal year 2011 were challenging. Consistent with the Company's pay-for-performance philosophy, amounts paid under ATK's standard annual incentive compensation and long-term incentive compensation programs were paid based on the achievement of specified financial performance goals that were established at the beginning of the respective performance periods.

Executive Compensation Philosophy

        The overall objective of ATK's executive compensation program is the same as the goal for operating the Company—to create long-term stockholder value. The program is intended to provide a competitive compensation package to our executives in order to attract, motivate and retain a talented and diverse executive leadership group that is dedicated to the long-term interests of our stockholders.

        Both ATK's management and the Personnel and Compensation Committee of the Board (the "Committee") realize the importance of maintaining sound principles for the development and administration of compensation and benefit programs, while recognizing the concerns of stockholders with respect to executive compensation.

        Executive compensation decisions are based on three fundamental principles:

  1.
  Performance based—All incentive compensation is designed to motivate behavior that will drive strong financial performance with the intent of creating stockholder value. Executive compensation should vary sharply depending on ATK's financial performance. ATK pays above market median for exceptional financial performance and significantly less when the financial performance is below expectations.

  2.
  Competitive—ATK must offer a competitive total compensation package to our executives in order to attract and retain a talented and diverse executive leadership group. To ensure we remain competitive, ATK conducts a market analysis for both direct and indirect compensation.

  •
  Total direct compensation (base salary, annual incentive, long-term incentive) levels are benchmarked against general industry survey data, as described in more detail below.

  •
  Indirect compensation programs (benefits) are evaluated separately from direct compensation through the Company's regular benefit review and benchmarking process. For all employees, ATK targets the total benefit package to be at the 50th percentile of the aerospace and defense industry.

  3.
  Aligned with stockholder interests—ATK will achieve the best results when its executives act and are rewarded as owners in the business.

  •
  A significant portion of an executive's total direct compensation is equity-based through long-term incentives.

  •
  Executive officers are required to retain at least 30% of the gross number of shares (which is approximately 50% of the shares remaining after taxes are withheld) received as compensation and to hold such shares until the executive leaves the Company.

Compensation Risk Assessment Process and Conclusion

        The Company has reviewed and assessed its incentive compensation plans and programs and concluded that the Company's compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company. During the last fiscal year, the Committee reviewed the Company's assessment process and discussed with management the impact of ATK's compensation policies and practices on risk taking within the Company.

        ATK believes that its compensation programs are designed and administered in a manner that discourages excessive or inappropriate risk taking by employees, for the following reasons:

  •
  The Personnel and Compensation Committee approves all elements of executive compensation. All other compensation policies, programs and procedures require approval by ATK's corporate Human Resources department.

  •
  Compensation programs provide a balanced mix of cash and equity, and annual and long-term incentives.

  •
  Performance metrics (sales, earnings, return on capital, free cash flow, and total stockholder return) are counterbalanced in order to create a greater focus on sustained value creation over time. In setting the performance metrics, the Committee selects certain adjustment factors to be used in calculating results in order to eliminate inappropriate influence in the management decision-making process. The fiscal year 2012-2014 long-term incentive compensation program reflects design changes intended to promote a balanced focus on top-line growth and return on investment through profitability and efficient utilization of capital. See the discussion below under the heading "Long-Term Incentive Compensation—Actions Taken for Fiscal Year 2012."

  •
  Maximum payout levels for annual and long-term incentive compensation for all employees are capped and the Committee has the discretion to adjust payments downward.

  •
  The Committee has discretion to recoup payments in the event there is a material restatement of the Company's financial results.

  •
  Executive officers and other management employees are subject to share retention requirements.

  •
  Compensation administration and payments are regularly audited by both internal and external auditors.

Determination of Compensation

        The Committee consists entirely of independent directors and is responsible for setting our compensation policies and approving the compensation paid to our executive officers.

        For the last four years, the Committee has retained Towers Watson (previously known as Towers Perrin and Watson Wyatt) as an independent consultant to advise the Committee on executive compensation matters, including program design, best practices and market trends, and to provide competitive market data regarding executive compensation levels and components of compensation.

Each year, before the Committee approves the compensation for the executive officers for the following fiscal year, we review our executive compensation program to (1) assess ongoing market competitiveness and (2) consider both Company and individual performance.

        In general, it is our intention that the Committee use market survey data in setting executive compensation levels. As part of our analysis, we have used a general industry group that is a subset of Towers Watson's executive compensation survey database by excluding the financial services, energy services, and healthcare industries and any companies with revenues of less than $1 billion or greater than $20 billion. This subset is then regressed to ATK's projected fiscal year revenue size. We have determined that this approach provides a significant sample size and is consistent with our approach for benchmarking all of our executive positions. A list of the companies in this benchmark group is provided in Appendix A to this proxy statement.

        For each executive officer position, we use the competitive market data to establish a targeted level of total direct compensation (base salary, annual incentive, and long-term incentives). The data for each position are compared to the current compensation levels of the respective executive officer, and ATK's CEO then makes recommendations to the Committee on the pay levels for officers (other than himself) based on the benchmark comparisons and the CEO's assessment of the officer's performance. The Committee retains discretion to make adjustments such that the compensation of individual executive officers may be above or below the market level. The level of compensation for ATK's CEO is determined solely by the Committee, with assistance and guidance from the Committee's compensation consultant.

        The Committee uses an industry peer group for the purposes of analyzing performance and determining certain elements of executive compensation. We periodically benchmark particular elements of our executive compensation program such as perquisites or other executive benefit program provisions. Using the industry peer group for this purpose ensures that ATK remains aligned with industry executive compensation practices to support the attraction and retention of our executive talent. In addition, the industry peer group will be used to determine relative Total Stockholder Return (TSR) performance for the fiscal year 2010-2012, 2011-2013, and 2012-2014 long-term incentive programs and will be used for the relative sales growth program for the fiscal year 2012-2014 long-term incentive program, as described below in the section entitled "Long-Term Incentive Compensation." The peer group is comprised of the following 21 globally diverse companies, in aerospace, defense and commercial markets:

AAR Corp.	Honeywell International Inc.	Rockwell Collins, Inc.
BE Aerospace, Inc.	L-3 Communications Holdings, Inc.	Spirit AeroSystems Holdings, Inc.
The Boeing Company	Lockheed Martin Corporation	Teledyne Technologies Incorporated
CAE Inc.	Moog Inc.	TransDigm Group Incorporated
Curtiss-Wright Corporation	Northrop Grumman Corporation	United Technologies Corporation
General Dynamics Corporation	Orbital Sciences Corporation
Goodrich Corporation	Precision Castparts Corp.
Hexcel Corporation	Raytheon Company

        The goal setting process for the Company's annual and long-term incentive programs begins with the CEO working with the Chair of the Personnel and Compensation Committee to develop goals that will reflect an appropriate level of growth relative to ATK's industry peer group, continuous margin improvement and efficient use of capital with the intent of creating significant stockholder value. The CEO then works with management to design internal strategic business plans to achieve both the recommended short-term and long-term goals. These goals and plans are presented to ATK's Board of

Directors for discussion and approval. The Committee considers the strategic business goals as presented to the Board of Directors when approving the performance goals for executive officer annual and long-term incentive compensation.

Elements of ATK's Executive Compensation Program

        The compensation program for our executive officers consists of the following elements:

Compensation Element	Objective
Base salary	Provide a fixed level of cash compensation for sustained individual performance
Annual incentive	Reward executives for their contributions to ATK's short-term financial and operational performance
Long-term incentive	Reward the creation of long-term stockholder value through the achievement of long-term financial objectives and stockholder return
Perquisites	Provide a competitive total compensation package
Benefits	Provide a competitive total compensation program and support the retention of key executive talent

        The various elements provide flexibility in designing an executive compensation package and allow the Committee to focus executive officers' efforts on both short-term and long-term business objectives. Prior to the beginning of each fiscal year, the Committee meets at a regularly scheduled meeting to establish base salary and annual and long-term incentive compensation levels for ATK's executive officers for the following fiscal year.

        Last year, in a change from past practice driven by the timing of the appointment of the Company's new Chief Executive Officer, the Committee set the performance goals for fiscal year 2011 annual and long-term incentive compensation after the end of fiscal year 2010. This was completed in time to qualify the grants as performance-based compensation under Section 162(m) of the Internal Revenue Code. As a result of this out-of-cycle goal-setting and in accordance with the rules of the Securities and Exchange Commission (SEC), no grants were shown in the Summary Compensation Table or the Grants of Plan-Based Awards table for fiscal year 2010 as these awards were granted after the end of the fiscal year. Therefore, two awards are shown for fiscal year 2011 in the Summary Compensation Table and the Grants of Plan-Based Awards table in this year's proxy statement to account for both the delayed grants for fiscal year 2011 and the awards for fiscal year 2012.

        The Committee approves all grants of equity awards to executive officers, and ATK does not backdate, reprice or grant equity awards retroactively. Payments of equity and cash compensation are audited for conformity to amounts authorized by the Committee and for compliance with applicable processes and procedures.

Base Salaries

        Base salaries are paid for sustained individual performance. The base salary component of our executive compensation program is the least variable relative to Company performance. The base salary levels for our executive officers are targeted to the 50th percentile of the companies in our market analysis.

        The Committee conducted its annual review of our executive officers' base salaries at the Committee's March 2011 meeting. The Committee approved a base salary increase effective April 1, 2011 (the first day of ATK's fiscal year 2012) for each executive officer listed in the Summary Compensation Table. The decision to give each executive officer a base salary increase and the amount of that increase was made by considering competitive salary levels for executive officers in similar positions as shown by the results of our market analysis, the officer's specific responsibilities and experience, and recommendations on individual performance made by our CEO for each officer other than himself. Salary increases for fiscal year 2012 for the executive officers named in the Summary Compensation Table other than the CEO range between 1.4% and 3.2%, and the annual salaries range from 4% below to 8% above the competitive market median. When Mr. DeYoung was appointed CEO in fiscal year 2010, his compensation was set well below market. For fiscal year 2012, the Committee approved a 22.5% salary increase for the CEO, whose base salary continues to be below the 50th percentile of the market.

Annual Incentive Compensation

        The primary purpose of the annual incentive is to motivate and reward executives for their contributions to ATK's performance by making a large portion of their cash compensation variable and dependent upon annual Company and business group financial goals and individual performance. In general, at the target performance level, the amount of the annual incentive payment is 50% of total annual cash compensation for the CEO and ranges from 35% - 41% of total annual cash compensation for other executive officers.

        Actions Taken For Fiscal Year 2011.    Annual incentive compensation for the fiscal year ended March 31, 2011 was paid under ATK's Executive Officer Incentive Plan, a cash-based pay-for-performance plan. After the beginning of fiscal year 2011, the Committee set the annual incentive performance goals for the fiscal year ending March 31, 2011 at the corporate level to be fully diluted earnings per share (EPS), sales and return-on-invested-capital (ROIC). ROIC was defined as net operating profit after taxes divided by invested capital, and invested capital was defined as debt plus equity. The specific financial metrics established for the business groups for fiscal year 2011 were earnings before interest and taxes (EBIT), sales and free cash flow. The weighting for each metric is shown in the table below. "Free cash flow" was defined to be cash provided from operations less capital expenditures plus asset sales.

        In addition to specifying the performance levels to be achieved, at the beginning of the performance period the Committee also designated, in accordance with the requirements of Section 162(m) of the Internal Revenue Code, certain adjustments that would be made when calculating the achievement of the performance results. In May 2011, the Committee evaluated the Company's performance on each of the performance goals for the fiscal year ended March 31, 2011 and determined whether any of the adjustment factors applied to the financial results. Based on the final results, as adjusted, ATK exceeded maximum performance for EPS and ROIC (200% of the target incentive amount) and achieved 121% of the target incentive amount for sales. The overall Company results were:

	Target Performance Goal	Maximum Performance Goal	Reported Results	Adjusted Results
ATK EPS	$8.25	$8.80	$9.32	$9.36	*
ATK Sales	$4,800	$5,000	$4,842.3	$4,842.3
(in millions)
ATK ROIC	13%	14%	14.9%	15.0	%*

*
When setting the performance goals at the beginning of the last fiscal year, the Committee also specified that, in determining and calculating the performance results at the end of fiscal year 2011, adjustments would be made to eliminate the negative or positive effects of restructuring costs related to business rationalization. The adjusted results reflect restructuring costs related to the divestiture of one of the Company's facilities. The adjustment had no impact on the actual payout because the affected metrics, EPS and ROIC, were already above maximum performance.

        The table below shows the performance measures and respective weightings and the overall performance level achieved under the annual incentive program for Mr. DeYoung, Mr. Shroyer, Mr. Ross and Mr. Cortese:

Financial Measures	Weightings	Overall Target Incentive Achieved
EPS	50%
Sales	25%
ROIC	25%
		180.3%

        The table below shows the performance measures and respective weightings and the overall performance level achieved under the annual incentive program for Mr. Larson:

Financial Measures	Weightings	Overall Target Incentive Achieved
EPS	50%
Business Group EBIT	17%
Business Group Sales	16.5%
Business Group Cash	16.5%
		175.8%

        The Committee has the ability to adjust an officer's payment upward (unless the officer is covered by Section 162(m) of the Internal Revenue Code) or downward based on individual performance. While the Committee determines and approves all annual incentive awards and payments for the executive officers, it considers the CEO's assessment of the individual performance of each of the executive officers other than himself. No adjustments were made for any of the executive officers named in this proxy statement. The amounts of the incentive payments for fiscal year 2011 are shown in the Summary Compensation Table in this proxy statement.

        Actions Taken For Fiscal Year 2012.    In March 2011, the Committee set the performance goals for the annual incentive program for the fiscal year ending March 31, 2012 under ATK's Executive Officer Incentive Plan. The Committee continued to believe that at the corporate level, sales was an appropriate performance measure. However, to put greater emphasis on operating performance and the efficient use of cash, at the corporate level, the Committee replaced EPS with EBIT and replaced ROIC with free cash flow performance goals. "Free cash flow" was defined to be cash provided from operations less capital expenditures plus asset sales. At the corporate level, the performance goals were weighted 50% on ATK's EBIT, 25% on ATK's sales and 25% on ATK's free cash flow. The target level of performance established for each performance goal was set based on the Company's financial performance expectations for fiscal year 2012. The target levels of performance are considered by the Committee and management to be challenging but achievable. ATK is not providing any guidance, nor updating any prior guidance of its future performance, by reference to these targets.

        When setting the goals, the Committee also specified that in determining and calculating the performance results at the end of the fiscal year, adjustments will be made to eliminate the negative or positive effects of changes in accounting principles or other laws, regulations or provisions affecting reported results; debt restructuring; restructuring costs related to business rationalization; any unusual or non-recurring items of gain or loss from strategic acquisitions in the first year of the transaction; any unplanned financial impact from strategic divestitures; and Pre-Thiokol acquisition litigation or claim judgment or settlement in conjunction with the LUU series illuminating flares. Actual performance will be measured following the end of the performance period. The Committee retains the discretion to adjust incentive payment levels downward after the adjustments have been calculated.

        As part of the annual review of individual executive officer compensation levels, the Committee reviewed and established the annual incentive payment opportunity (expressed as a percentage of base salary) for threshold, target and maximum performance for each of the executive officers. The maximum percentage established is the maximum an executive officer can earn. No payment is earned unless performance meets the threshold level. The percentages for each named executive officer at target and maximum remained the same as for fiscal year 2011, except for Mr. DeYoung and Mr. Larson. Mr. DeYoung's target percentage was increased from 100% to 120% and maximum percentage was increased from 200% to 240% to align his compensation with the market annual incentive compensation level for the Chief Executive Officer position. Mr. Larson's target percentage was increased from 55% to 65% and maximum percentage was increased from 110% to 130% to reflect his responsibility for driving the results of his business group. The annual incentive payment opportunity at each level of performance for each named executive officer for the fiscal year ending March 31, 2012 is shown in the Grants of Plan-Based Awards table in this proxy statement.

Long-Term Incentive Compensation

        Long-term incentive compensation is paid for the creation of long-term stockholder value through the achievement of financial objectives and for relative total stockholder return. We use a portfolio approach to designing our long-term incentive program which may include any number of equity-based awards (e.g., performance shares and/or restricted stock) and/or cash. In general, at target performance, the value of long-term incentive awards is 58% of total direct compensation for the CEO and ranges from 35% - 45% for other executive officers. When translating compensation levels into stock grants, ATK uses the closing stock price on the business day immediately preceding the Committee meeting date on which the grant is approved.

        Actions Taken During Fiscal Year 2011.    On March 31, 2011, the fiscal year 2009-2011 performance period ended for a performance award for which the Committee had established goals in March 2008. The performance award was payable 60% in shares of ATK common stock and 40% in cash. The performance goals were fully diluted EPS and sales for the fiscal year ended March 31, 2011. Three performance levels were defined for each performance goal. In addition, the Committee had also set a specified average year-end after-tax ROIC goal for the three-year fiscal 2009-2011 performance period to be used as an adjustment factor to payout levels if the ROIC goal was not achieved. The target payment level correlated to $8.92 for EPS and $5,500 (in millions) for sales. In addition to specifying the performance levels to be achieved, at the beginning of the performance period the Committee also designated, in accordance with the requirements of Section 162(m) of the Internal Revenue Code, certain adjustments that would be made when calculating the achievement of the performance results.

        Based on the audited financial results for the fiscal year ended March 31, 2011, and after the required adjustments, the Committee determined that ATK achieved 243% of the threshold incentive amount for fully diluted EPS and did not achieve the threshold incentive amount for sales. Furthermore, results for the average year-end ROIC met the level of performance required without triggering an adjustment to payout levels. The payout of the performance shares is shown in the Option

Exercises and Stock Vested table in this proxy statement and the payout of the cash component is included in the "Non-Equity Incentive Compensation" column of the Summary Compensation Table.

	Threshold Performance Goal	Target Performance Goal	Maximum Performance Goal	Reported Results	Adjusted Results
ATK fiscal year 2011 EPS	$8.45	$8.92	$9.75	$9.32	$9.63	*
ATK fiscal year 2011 Sales	$5,200	$5,500	$6,000	$4,842.3	$4,842.3
(in millions)
ATK Three-Year Average Year-End ROIC	10%	10%	10%	14.6%	14.3	%*
(level required for no adjustment to payout levels)

*
When setting the performance goals at the beginning of the performance period, the Committee also specified that, in determining and calculating the performance results at the end of the performance period, adjustments would be made to eliminate the negative or positive effects of changes in accounting principles or other laws or provisions affecting reported results. The adjustments made eliminate the negative effect of the adoption of FSP APB 14-1, "Accounting for Convertible Debt Instruments that may be settled in cash upon conversion."

        Actions Taken For Fiscal Year 2012.    For the fiscal year 2012-2014 performance period, the Committee implemented a design change to ATK's long-term incentive program to strengthen the link between pay and Company performance. There are two components of long-term incentive compensation for executive officers: performance measured against relative total stockholder return (30% of an officer's long-term incentive award opportunity) and performance measured against long-term financial growth of the Company (70% of an officer's long-term incentive award opportunity). The incentive awards will be paid in shares of ATK common stock, subject to achievement of the performance goals.

        In March 2011, the Committee granted the long-term incentive compensation awards and approved the goals for the fiscal year 2012-2014 performance period. The Committee also approved the size of each executive officer's incentive award opportunity based on the Committee's review and assessment of the market competitiveness of the officers' target level of total direct compensation. The Committee increased the dollar value of the long-term incentive awards from the value of the awards granted in the previous year because market survey results indicated that our executives' long-term incentive compensation was below market. The amounts of the awards are shown in the Grants of Plan-Based Awards table in this proxy statement.

Total Stockholder Return Program Measurement Framework
(30% of Officer's Long-Term Incentive Opportunity)

        For the relative total stockholder return award (TSR), the Committee designated the aerospace, defense and commercial peer group described above in the section "Determination of Compensation" as the peer group to be used for measuring relative performance, and defined TSR to be the three-year annualized rate of return reflecting stock price appreciation plus reinvestment of monthly dividends and the compounding effect of dividends paid on reinvested dividends. The Committee set the threshold relative TSR percentile ranking to be the 25th percentile, which represents a reduction from last fiscal year to align with market practice and the maximum to be the 75th percentile. At threshold performance, the program pays 25% of the target incentive amount which also represents a reduction from last fiscal year to align with market practice. At the maximum performance level, the program pays 200% of the target incentive amount. In the event that TSR is negative, but relative performance would still result in a payout, any payment will be limited to 100% of the target incentive amount.

Relative TSR Performance Measured Against Peer Group
	Threshold	Target	Maximum
Performance Goal	25th Percentile	50th Percentile	75th Percentile
Share Payout	25% of Target	100% of Target	200% of Target

Performance Growth Program Measurement Framework
(70% of Officer's Long-Term Incentive Opportunity)

        For the financial performance measure of the long-term incentive award, the Committee incorporated a design change for the fiscal year 2012-2014 performance period. Two metrics were selected to achieve a balance between ATK's strategic objectives for top-line growth and return on investment through profitability and efficient utilization of capital. The relative sales growth metric will measure ATK's sales growth performance over the three-year period against the sales growth of the aerospace, defense and commercial peer group described above in the section "Determination of Compensation." ROIC will also be used as a long-term performance metric. The definition of ROIC excludes pension Other Comprehensive Income (OCI) to avoid unintended consequences of capital market volatility. As a reference point, if calculated under this same basis, ATK's ROIC for the fiscal year 2009-2011 performance period would have been 11.5% instead of the 14.6% shown above. The design is a dual-threshold matrix which requires the achievement of at least minimum levels of performance for both metrics.

Award Matrix—Percent of Target Award Payable

		3-Year Average ATK ROIC (without pension OCI)

		7.00%	8.75%	10.50%	12.75%	15.00%

Relative	25th %ile	25%	37.5%	50%	75%	100%
Sales	37.5 %ile	37.5%	50%	75%	100%	125%
Growth	50th %ile	50%	75%	100%	125%	150%
(Percentile)	62.5 %ile	75%	100%	125%	150%	175%
	75th %ile	100%	125%	150%	175%	200%
  •
  No payout if Relative Sales Growth below 25th percentile or 3-year average ATK ROIC below 7.00%

  •
  The actual amounts payable for performance between such levels will be interpolated on a straight-line basis between the threshold and target, or the target and maximum, as defined below:

	Threshold	Target	Maximum
Performance Goal	25th percentile relative sales growth and 7% ROIC	50th percentile relative sales growth and 10.5% ROIC	75th percentile relative sales growth and 15% ROIC
Share Payout	25% of Target	100% of Target	200% of Target

        When setting the goals, the Committee also specified that in determining and calculating the performance results at the end of the performance period, adjustments will be made to eliminate the negative or positive effects of changes in accounting principles or other laws, regulations or provisions affecting reported results; debt restructuring; restructuring costs related to business rationalization; any unusual or non-recurring items of gain or loss from strategic acquisitions in the first year of the transaction; and Pre-Thiokol acquisition litigation or claim judgment or settlement in conjunction with the LUU series illuminating flares. Actual performance will be measured following the end of the performance period. The Committee retains the discretion to adjust incentive payment levels downward after the adjustments have been calculated.

CEO Discretionary Bonus For Fiscal Year 2011

        The Committee believes that Mr. DeYoung excelled in his first year as CEO in a number of key areas:

  •
  Sales, earnings and return on investment exceeded targets under very challenging conditions;

  •
  Led a successful effort to gain congressional authorization for a NASA program that is a critical application of the Company's solid rocket booster products;

  •
  Initiated and nurtured stronger and productive legislative relationships;

  •
  Quickly established himself as the new leader, establishing excellent relationships and strong credibility with customers, investors, employees and the Board;

  •
  Improved cohesiveness, focus and morale of employees;

  •
  Restructured and strengthened the executive team; and

  •
  Initiated a vastly improved strategic planning process.

        In addition to the above performance record, the Committee was mindful that it had initiated Mr. DeYoung's service as CEO with his salary and annual incentive opportunity set well below market to allow the Committee to assess Mr. DeYoung's performance as CEO before increasing his compensation. As outlined above, the Committee believes that Mr. DeYoung's performance has been outstanding. Moreover, Mr. DeYoung's potential participation in the long-term incentive programs for the fiscal year 2009-2011 and fiscal year 2010-2012 performance periods was set at what would have been available to him in his former role as a Senior Vice President, which is a fraction of the market-based award appropriate to the CEO position. As a result, the Committee approved a discretionary cash bonus for Mr. DeYoung of $750,000, which was paid in May 2011. To the extent applicable limits established by Section 162(m) of the Internal Revenue Code are exceeded, this payment will not be deductible by ATK for tax purposes. The payment has been included in the "Bonus" column of the Summary Compensation Table.

Recoupment and Forfeiture

        The Committee previously implemented a recoupment policy that reserves the right of the Committee to recoup incentive awards from an executive officer if there is a material restatement of the Company's financial results. If the Committee determines a recoupment is appropriate in the exercise of its discretion, considering all the facts and circumstances, the executive officer shall forfeit and pay back a portion, or all, of the outstanding or previously granted awards as determined by the Committee. This includes awards that are deferred into the ATK Nonqualified Deferred Compensation Plan. The recoupment policy applies to all awards granted after December 31, 2009, and includes any form of cash or equity compensation other than base salaries.

Perquisites

        To ensure that ATK delivers a competitive total compensation package to our executives, we provide standard executive perquisites. For fiscal year 2011, the perquisite package included the following components:

  •
  Perquisite allowance

  •
  Executive disability insurance

  •
  Executive health exams

  •
  Umbrella liability insurance program

  •
  Reimbursement for spousal travel expenses for certain ATK sponsored events

        None of the perquisites listed above included a tax gross-up. Perquisites represent significantly less than 5% of any executive's total direct compensation. All perquisites paid to our named executive officers are disclosed in the Summary Compensation Table under the "All Other Compensation" column.

Benefits

        To ensure we provide a competitive total compensation program and support our efforts to attract and retain key executive talent, ATK also provides indirect compensation, such as health and welfare benefits and retirement benefits. ATK's benefits programs offer flexibility and choice. Under our benefit programs, employees have the opportunity to choose which benefits fit their personal family and financial needs.

        Health & Welfare Benefits.    Our executive officers participate in the same health and welfare programs as all other ATK employees.

        Retirement Benefits.    In general, our executive officers participate in the standard employee retirement programs. A supplemental executive retirement plan is also provided. See the discussion in this proxy statement under the heading "Pension Benefits." In specific cases, when ATK needs to bring in key executive talent, we may adjust the standard retirement benefits, consistent with our compensation philosophy, in order to compensate for forfeited retirement benefits.

        Nonqualified Deferred Compensation.    We offer a nonqualified deferred compensation plan as a tool for our key employees to plan for their financial future. This plan is designed to allow for retirement savings above the limits imposed by the Internal Revenue Service for 401(k) plans on a tax-deferred basis. In general, beyond the potential for a small 401(k) make-up match included in the Summary Compensation Table, amounts credited to an employee's account under the plan reflect the employee's voluntary deferral of compensation. All accounts are credited with earnings and investment gains and losses by assuming that deferred amounts were invested in one or more investment alternatives selected by the participant under the terms of the plan. These investment choices are generally the same as those offered to all ATK employees through the ATK 401(k) plan. Balances in the deferred compensation plan reflect amounts that have accumulated over time.

        Severance.    From time to time, we need to offer an executive officer a severance package in connection with a termination of employment. Generally, the package is aligned with the benefits outlined in ATK's Executive Severance Plan. In certain circumstances, we may offer additional severance benefits to facilitate successful organizational transitions. The Executive Severance Plan is regularly benchmarked against the market to ensure the benefits offered are competitive. Payments made under this plan are described below under the heading "Potential Payments Upon Termination or Change in Control."

        Change-in-Control.    Executive officers participate in our Income Security Plan, which provides for severance payments under certain circumstances following a change-in-control of the Company. We believe this plan helps ensure that our officers will remain focused on the best interests of our stockholders during periods of uncertainty regarding the officers' future employment prospects. Payments under this plan are not triggered solely by a change-in-control, but rather by termination of employment (that meets certain conditions specified in the plan) following a change-in-control. Periodically the Committee reviews the plan design against market competitive practices for such plans. The plan does not include a tax gross-up provision and caps the benefits provided under the plan at the limit established under Section 280G of the Internal Revenue Code in order to avoid the imposition of the excise tax pursuant to the Internal Revenue Code. The plan also includes a "sunset" provision applicable to the chief executive officer, the chief financial officer, the chief operating officer (if there is someone in that position) and general counsel of the Company such that after five years of service with the Company in that position the amount payable would gradually be reduced from three times compensation to two times compensation at a rate of two-tenths per year (after a total of nine years of service in that position, the amount payable would be two times compensation).

Compensation Outside the Standard Program

        In certain circumstances, such as hiring a new executive, we may provide compensation outside our standard executive compensation program.

        When we offer employment to a new executive, we follow the guidelines in our executive compensation philosophy, unless individual circumstances, combined with competitive market practices, require us to include additional compensation (e.g., signing bonus or special equity grant) to attract and retain the executive talent we need. In general, we do not pay our executives additional compensation for special projects or program results. We believe that we provide a fair and competitive total compensation package to our executives for delivering business results that are expected and subsumed under our pay-for-performance philosophy.

Stock Holding Requirement

        Each executive officer is required to retain at least 30% of the gross number of shares (which is approximately 50% of the shares remaining after taxes are withheld) of ATK common stock acquired as compensation to ensure that executives' interests and actions are aligned with the interests of ATK's stockholders. The Committee annually reviews the holdings of executives to ensure compliance with the stock holding requirement. These shares must be held until the executive leaves the Company or is no longer an executive officer.

Tax Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of $1,000,000 paid to certain executive officers, unless such compensation qualifies as "performance-based compensation." Among other things, in order to be deemed performance-based compensation, the compensation must be based on the achievement of pre-established objective performance criteria and must be pursuant to a plan that has been approved by the Company's stockholders. It is important for ATK to continue to be able to deduct, for tax purposes, compensation paid to its executive officers. Therefore, ATK has taken such actions under its standard compensation programs as may be necessary under Section 162(m) of the Internal Revenue Code to continue to qualify for available tax deductions related to executive compensation. This includes seeking stockholder approval of an amendment and restatement of the Alliant Techsystems Inc. Executive Officer Incentive Plan, as described elsewhere in this proxy statement. The Executive Officer Incentive Plan was originally approved by ATK's stockholders in 2006.

        Compensation decisions for our executive officers were made with consideration of the implications of Section 162(m). While the Committee intends to structure arrangements in a manner that preserves deductibility under Section 162(m), the Committee may decide to pay amounts outside of our stockholder approved plans that are nondeductible if it determines that such payments are consistent with our pay-for-performance philosophy and are in the best interests of the Company.

PERSONNEL AND COMPENSATION COMMITTEE REPORT

        The Personnel and Compensation Committee of the Board of Directors has reviewed and discussed with ATK's management the Compensation Discussion and Analysis. Based on this review and these discussions with management, the Personnel and Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into ATK's annual report on Form 10-K.

        This report is provided by the Personnel and Compensation Committee:

  William G. Van Dyke, Chair
  Roxanne J. Decyk
  Martin C. Faga
  Tig H. Krekel
  Douglas L. Maine

SUMMARY COMPENSATION TABLE

        The following table shows the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer, Chief Financial Officer and each of our three other most highly compensated executive officers during fiscal year 2011 who were serving as executive officers on March 31, 2011, the end of ATK's fiscal year. It is important to note that the amount in the Stock Awards column below for fiscal year 2011 shows grants of awards for two separate fiscal years—fiscal years 2010 and 2011—because of the actual timing of the grants of the awards. Accordingly, no awards are shown for fiscal year 2010. The breakout of the amounts for each of fiscal years 2010 and 2011 is shown in footnote 6 to the table below. The amounts shown do not yet reflect any actual payments to the executive officers, nor the amounts that actually may be received by the executive officers. The actual amounts earned and paid will depend upon the Company's achievement of the performance goals, as described above in the "Compensation Discussion and Analysis—Long-Term Incentive Compensation."

Name and Principal Position	Year(1)	Salary ($)(2)(3)	Bonus ($)(4)	Stock Awards ($)(5)(6)	Option Awards ($)(7)	Non-Equity Incentive Plan Compensation ($)(8)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(9)	All Other Compensation ($)(10)	Total ($)
Mark W. DeYoung	FY11	$735,000	$750,000	$5,351,212	$0	$1,616,643	$1,374,782	$221,383	$10,049,020
President & Chief Executive	FY10	$476,353	$0	$0	$0	$818,172	$1,074,653	$71,594	$2,440,772
Officer	FY09	$428,077	$0	$351,317	$0	$462,000	$45,877	$322,651	$1,609,922
John L. Shroyer	FY11	$494,327	$0	$1,664,568	$0	$1,032,841	$164,850	$60,064	$3,146,650
Senior Vice President & Chief	FY10	$500,491	$0	$0	$0	$876,746	$259,467	$46,723	$1,683,427
Financial Officer	FY09	$428,077	$0	$507,265	$0	$504,000	$6,496	$47,652	$1,493,490
Keith D. Ross	FY11	$427,236	$0	$1,051,723	$0	$676,119	$164,619	$36,166	$2,355,863
Senior Vice President,	FY10	$412,788	$0	$0	$0	$650,616	$232,664	$26,788	$1,322,856
General Counsel & Secretary	FY09	$412,788	$0	$314,062	$0	$445,500	$56,045	$27,250	$1,255,645
Blake E. Larson	FY11	$416,687	$0	$928,789	$0	$586,261	$140,200	$80,957	$2,152,894
Senior Vice President &	FY10	$401,442	$0	$0	$0	$506,355	$253,705	$283,907	$1,445,409
President Aerospace Systems	FY09	$356,442	$0	$668,207	$124,150	$334,183	$0	$381,630	$1,864,612
Steven J. Cortese	FY11	$408,825	$0	$799,080	$0	$645,820	$90,189	$40,490	$1,984,404
Senior Vice President	FY10	$395,000	$0	$0	$0	$514,219	$114,452	$46,968	$1,070,639
Washington Operations	FY09	$395,000	$0	$289,930	$0	$434,500	$37,029	$47,159	$1,203,618

(1)
The years reported are ATK's fiscal years ended March 31.

(2)
Includes amounts, if any, deferred at the direction of the executive officer pursuant to ATK's 401(k) Plan or Nonqualified Deferred Compensation Plan. Also includes payments to executive officers in the amounts specified as follows for vacation sold under ATK's vacation buy/sell benefit program: Mr. Shroyer, $9,327, Mr. Ross, $8,061, and Mr. Larson, $7,862.

(3)
Mr. DeYoung was promoted to President and Chief Executive Officer in fiscal year 2010. The salary amount for fiscal year 2010 for Mr. Shroyer includes additional monthly cash payments while he served as interim Chief Executive Officer.

(4)
Mr. DeYoung was paid a discretionary cash bonus in May 2011 based on a qualitative assessment by the Personnel and Compensation Committee of Mr. DeYoung's performance during fiscal year 2011. See the "Compensation Discussion and Analysis" in this proxy statement for additional information. Bonuses based on ATK's achievement of specified performance goals are reported in the Non-Equity Incentive Plan Compensation column.

(5)
This column shows the aggregate grant date fair value computed in accordance with generally accepted accounting principles in the United States. The amounts in this column are calculated based on the number of shares awarded multiplied by (a) the closing price of ATK common stock on the date of grant, for restricted stock awards and awards that are subject to financial performance growth measures and (b) the fair value determined by an integrated Monte Carlo simulation model, for additional awards subject to a total stockholder return measure. The amounts shown for fiscal year 2011 relate to long-term incentive compensation awards of performance shares at the target payout level. The amounts shown for fiscal year 2009 relate to long-term incentive compensation awards of performance shares at the maximum payout level and do not reflect the 70% value of the long-term incentive award that is payable in cash, but is based on the same performance criteria as the stock component, and, for Mr. Larson, the amount for fiscal year 2009 includes an award of 3,000 shares of restricted stock. (The amounts do not reflect the actual amounts that may be paid to or realized by the executive officers.) The assumptions used in calculating the aggregate grant date fair value of the awards are disclosed in Note 14 to the consolidated financial statements in ATK's Annual Report on Form 10-K for the fiscal year ended March 31, 2011.

(6)
No grants were made during fiscal year 2010, but rather were made after the fiscal year end for the fiscal year 2011-2013 performance period. Therefore, during fiscal year 2011, there were two separate stock award grant dates. The first was in May 2010 for the fiscal year 2011-2013 performance period, and the second was in March 2011 for the fiscal year 2012-2014 performance period. The values of the performance awards on the date of grant for each fiscal year at the target and maximum performance levels are shown in the table below. The increase in the value of the awards granted in March 2011 from the awards granted in May 2010 was due to market survey results that indicated our executives' long-term incentive compensation was below market.

At target

Name	FY 2011-2013	FY 2012-2014
DeYoung	$2,109,130	$3,242,082
Shroyer	$722,371	$942,197
Ross	$464,045	$587,678
Larson	$432,346	$496,443
Cortese	$353,250	$445,830

  At maximum

Name	FY 2011-2013	FY 2012-2014
DeYoung	$3,552,201	$5,437,602
Shroyer	$1,216,683	$1,580,265
Ross	$781,466	$985,648
Larson	$728,166	$832,623
Cortese	$595,026	$747,719
(7)
The amount in this column shows the aggregate grant date fair value computed in accordance with generally accepted accounting principles in the United States. The amount is based on the fair value of the stock option award as estimated using the Black-Scholes option-pricing model multiplied by the number of shares subject to the option award. The assumptions used to arrive at the Black-Scholes value are disclosed in Note 14 to the consolidated financial statements in ATK's Annual Report on Form 10-K for the fiscal year ended March 31, 2011.

(8)
For fiscal year 2011, these amounts represent payment of annual incentive compensation for the fiscal year ended March 31, 2011 and payment of a long-term cash incentive award for the fiscal year 2009-2011 performance period. The incentive compensation programs and payments are described in the "Compensation Discussion and Analysis" in this proxy statement. Includes amounts, if any, deferred at the direction of the executive officer pursuant to ATK's 401(k) Plan or Nonqualified Deferred Compensation Plan. The table below shows the amounts of annual incentive compensation and long-term cash incentive compensation paid to each executive officer for fiscal year 2011.

Name	FY11 Annual Incentive	FY09 - FY11 Long-Term Cash Incentive
DeYoung	$1,325,113	$291,530
Shroyer	$612,076	$420,765
Ross	$415,646	$260,473
Larson	$395,324	$190,937
Cortese	$405,383	$240,437
(9)
The amounts in this column represent the aggregate change in the actuarial present value of the officer's accumulated retirement benefits under the Alliant Techsystems Inc. Retirement Plan and the Alliant Techsystems Supplemental Executive Retirement Plan. See the "Pension Benefits" section in this proxy statement for additional information. No above-market or preferential earnings on any nonqualified deferred compensation was paid to the officers during the last fiscal year and, accordingly, no such amounts are reflected above.

(10)
The table below shows the components of this column for fiscal year 2011, which include perquisites, tax gross-ups, and Company matching contributions to ATK's defined contribution plans. The amounts represent the amount paid or accrued by, or the incremental cost to, the Company.

Name	Financial Planning(1)	Tax Gross- Ups(2)	Perquisite Allowance(3)	Disability Insurance Premium	401(k) Plan Match or Make-Up Match(4)	Umbrella Policy	Other Perquisites(5)
DeYoung	$3,104	$64,192	$50,004	$2,666	$0	$2,800	$98,617
Shroyer	$2,901	$2,353	$40,000	$2,117	$7,633	$1,350	$3,710
Ross	$0	$191	$20,000	$2,936	$10,576	$1,350	$1,113
Larson	$0	$16,887	$30,000	$2,587	$7,576	$1,350	$22,557
Cortese	$3,216	$1,840	$20,000	$2,814	$10,557	$750	$1,313

(1)
During fiscal year 2011, the financial planning benefit was eliminated. The amounts in this column reflect the final reimbursements that were made in the first quarter of the fiscal year.

(2)
This amount includes $61,879 for taxes related to the reimbursement of commuting expenses for Mr. DeYoung. For Mr. Larson, this amount includes $16,706 for taxes related to the interest reimbursement for a relocation taxation matter.

(3)
The allowance is not a reimbursement for perquisites. Instead, the annual amount is paid in cash in monthly installments. Accordingly, executive officers have flexibility in determining how to spend their perquisite dollars and are not required to report how the amounts are used.

(4)
No make-up match is provided to Mr. DeYoung because participants in the Aerospace pension plan are not eligible for a 401(k) match.

(5)
"Other" perquisites consist of executive annual physical examinations, gifts and entertainment. For Mr. DeYoung, the amount also includes $96,282 for reimbursement of commuting expenses, including airfare, airplane usage, lodging, car rental and meals. For Mr. Larson, the amount also includes $17,739 for interest reimbursement for a relocation taxation matter.

GRANTS OF PLAN-BASED AWARDS

        The following table summarizes the grants of equity and non-equity plan-based awards made to the executive officers named in the Summary Compensation Table during the fiscal year ended March 31, 2011. The non-equity awards were granted under our Executive Officer Incentive Plan, which was approved by stockholders in 2006, and the equity awards were granted under our amended and restated 2005 Stock Incentive Plan, which was approved by stockholders in 2009. During fiscal year 2011, there were two separate grant dates. The May 3, 2010 awards were granted for fiscal year 2011 and were described in the "Compensation Discussion and Analysis" in ATK's 2010 proxy statement. The March 7, 2011 awards were granted for fiscal year 2012. No stock option or other stock awards were granted during fiscal year 2011 to the officers named below.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
									Grant Date Fair Value of Stock Awards(8)
Name	Grant Date(1)	Incentive Award Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mark W. DeYoung	5/3/2010	Annual(2)	$367,500	$735,000	$1,470,000
	5/3/2010	Long-Term Stock(3)				8,652	17,303	34,606	$721,577
	5/3/2010	Long-Term Stock(4)				2,595	7,416	14,831	$666,060
	3/7/2011	Annual(5)	$540,000	$1,080,000	$2,160,000
	3/7/2011	Long-Term Stock(6)				8,003	32,014	64,028	$548,846
	3/7/2011	Long-Term Stock(7)				3,430	13,720	27,440	$1,046,562
John L. Shroyer	5/3/2010	Annual(2)	$169,750	$339,500	$679,000
	5/3/2010	Long-Term Stock(3)				2,963	5,926	11,853	$247,114
	5/3/2010	Long-Term Stock(4)				889	2,540	5,080	$228,143
	3/7/2011	Annual(5)	$175,000	$350,000	$700,000
	3/7/2011	Long-Term Stock(6)				2,326	9,304	18,608	$159,517
	3/7/2011	Long-Term Stock(7)				997	3,987	7,974	$304,128
Keith D. Ross	5/3/2010	Annual(2)	$115,273	$230,546	$461,092
	5/3/2010	Long-Term Stock(3)				1,903	3,807	7,613	$158,710
	5/3/2010	Long-Term Stock(4)				571	1,631	3,263	$146,541
	3/7/2011	Annual(5)	$116,875	$233,750	$467,500
	3/7/2011	Long-Term Stock(6)				1,451	5,803	11,606	$99,510
	3/7/2011	Long-Term Stock(7)				622	2,487	4,974	$189,708
Blake E. Larson	5/3/2010	Annual(2)	$112,427	$224,854	$449,708
	5/3/2010	Long-Term Stock(3)				1,774	3,547	7,094	$147,952
	5/3/2010	Long-Term Stock(4)				532	1,520	3,040	$136,526
	3/7/2011	Annual(5)	$137,150	$274,300	$548,600
	3/7/2011	Long-Term Stock(6)				1,226	4,902	9,804	$84,079
	3/7/2011	Long-Term Stock(7)				525	2,101	4,202	$160,264
Steven J. Cortese	5/3/2010	Annual(2)	$112,427	$224,854	$449,708
	5/3/2010	Long-Term Stock(3)				1,449	2,898	5,797	$120,847
	5/3/2010	Long-Term Stock(4)				435	1,242	2,484	$111,556
	3/7/2011	Annual(5)	$116,050	$232,100	$464,200
	3/7/2011	Long-Term Stock(6)				1,101	4,402	8,804	$75,507
	3/7/2011	Long-Term Stock(7)				472	1,887	3,774	$143,940

(1)
The grant date is the date the Personnel and Compensation Committee of the Board of Directors met.

(2)
The amounts for each officer reflect the potential cash payout for the fiscal year 2011 annual incentive program if all performance measures are satisfied at the applicable level. The material terms of the award were described in the "Compensation Discussion and Analysis" in ATK's 2010 proxy statement. The performance results and payouts for fiscal year 2011 are described above in the "Compensation Discussion and Analysis" under the subheading "Annual Incentive Compensation—Actions Taken For Fiscal Year 2011."

(3)
Each column in this row shows the number of shares of common stock that may be paid out for the fiscal year 2011-2013 performance period if all financial performance growth measures are satisfied at the applicable level. The payout will be determined after the fiscal year ending March 31, 2013. The material terms of the award were described in the "Compensation Discussion and Analysis" in ATK's 2010 proxy statement.

(4)
Each column in this row shows the number of shares of common stock that may be paid out for the fiscal year 2011-2013 performance period if the Total Stockholder Return is satisfied at the applicable level. The payout will be determined after the fiscal year ending March 31, 2013. The material terms of the award were described in the "Compensation Discussion and Analysis" in ATK's 2010 proxy statement.

(5)
The amounts for each officer reflect the potential cash payout for the fiscal year 2012 annual incentive program if all performance measures are satisfied at the applicable level. The payout will be determined after the fiscal year ending March 31, 2012. The material terms of the award are described above in the "Compensation Discussion and Analysis" under the subheading "Annual Incentive Compensation—Actions Taken For Fiscal Year 2012."

(6)
Each column in this row shows the number of shares of common stock that may be paid out for the fiscal year 2012-2014 performance period if all financial performance growth measures are satisfied at the applicable level. The payout will be determined after the fiscal year ending March 31, 2014. The material terms of the award are described above in the "Compensation Discussion and Analysis" under the subheading "Long-Term Incentive Compensation—Actions Taken For Fiscal Year 2012."

(7)
Each column in this row shows the number of shares of common stock that may be paid out for the fiscal year 2012-2014 performance period if the Total Stockholder Return is satisfied at the applicable level. The payout will be determined after the fiscal year ending March 31, 2014. The material terms of the award are described above in the "Compensation Discussion and Analysis" under the subheading "Long-Term Incentive Compensation—Actions Taken For Fiscal Year 2012."

(8)
This column shows the full grant date fair value of the equity awards under FASB ASC Topic 718. Generally, for the long-term stock incentive awards relating to financial performance growth measures, the full grant date fair value is the amount the Company could expense in its financial statements over the awards' performance period assuming performance at the threshold level. The full grant date fair value amount for the Total Stockholder Return awards assumes performance at the maximum level. Assumptions made in the calculations of these amounts may be found in Note 14 to the audited financial statements in ATK's Annual Report on Form 10-K for the fiscal year ended March 31, 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table shows the unexercised stock options and performance share awards not earned as of March 31, 2011 by the executive officers named in the Summary Compensation Table. None of the executive officers named in the Summary Compensation Table has any unvested restricted stock awards.

	Option Awards					Stock Awards
Name	Option Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Performance Period(1)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(8)
Mark W. DeYoung						4/01/2009 - 3/31/2012	3,312	(5)	$234,059
						4/01/2009 - 3/31/2012	4,730	(6)	$334,269
						4/01/2010 - 3/31/2013	34,606	(5)	$2,445,606
						4/01/2010 - 3/31/2013	14,831	(6)	$1,048,107
						4/01/2011 - 3/31/2014	64,028	(7)	$4,524,859
						4/01/2011 - 3/31/2014	27,440	(6)	$1,939,185
	01/31/2005	15,000		66.58	01/31/2012
John L. Shroyer						4/01/2009 - 3/31/2012	4,782	(5)	$337,944
						4/01/2009 - 3/31/2012	6,830	(6)	$482,676
						4/01/2010 - 3/31/2013	11,853	(5)	$837,652
						4/01/2010 - 3/31/2013	5,080	(6)	$359,004
						4/01/2011 - 3/31/2014	18,608	(7)	$1,315,027
						4/01/2011 - 3/31/2014	7,974	(6)	$563,523
Keith D. Ross						4/01/2009 - 3/31/2012	2,960	(5)	$209,183
						4/01/2009 - 3/31/2012	4,230	(6)	$298,934
						4/01/2010 - 3/31/2013	7,613	(5)	$538,011
						4/01/2010 - 3/31/2013	3,263	(6)	$230,596
						4/01/2011 - 3/31/2014	11,606	(7)	$820,196
						4/01/2011 - 3/31/2014	4,974	(6)	$351,513
	01/21/2003	5,000		59.12	01/21/2013
Blake E. Larson						4/01/2009 - 3/31/2012	3,312	(5)	$234,059
						4/01/2009 - 3/31/2012	4,730	(6)	$334,269
						4/01/2010 - 3/31/2013	7,094	(5)	$501,333
						4/01/2010 - 3/31/2013	3,040	(6)	$214,837
						4/01/2011 - 3/31/2014	9,804	(7)	$692,849
						4/01/2011 - 3/31/2014	4,202	(6)	$296,955
	01/31/2005	15,000		66.58	01/31/2012
	09/08/2008		5,000	105.63	09/08/2015
Steven J. Cortese						4/01/2009 - 3/31/2012	2,735	(5)	$193,282
						4/01/2009 - 3/31/2012	3,900	(6)	$275,613
						4/01/2010 - 3/31/2013	5,797	(5)	$409,674
						4/01/2010 - 3/31/2013	2,484	(6)	$175,544
						4/01/2011 - 3/31/2014	8,804	(7)	$622,179
						4/01/2011 - 3/31/2014	3,774	(6)	$266,709

(1)
For better understanding of this table, we have included additional columns showing the grant date of stock options and the associated performance period for the performance share awards.

(2)
Stock options granted in 2003 vested in three equal annual installments beginning on the first anniversary of the grant date. Stock options granted in 2005 and 2008 vest on the third anniversary of the grant date.

(3)
This table does not include performance share awards granted in 2008 that were earned for the Company's fiscal year ended March 31, 2011. These awards are shown in the Option Exercises and Stock Vested table in this proxy statement.

(4)
The amounts shown reflect the maximum payout of the performance shares based on achievement of the highest level of performance. The vesting and payout of any performance shares for the respective performance periods ending on March 31 will be determined after the corresponding fiscal year ending March 31, based on the actual achievement of specified performance goals.

(5)
These shares correspond to a long-term incentive award relating to financial performance growth measures (earnings per share, sales, and return on invested capital). For the fiscal year 2010-2012 performance period, 70% of the long-term incentive is payable in cash, but is based on the same performance criteria.

(6)
These shares correspond to a long-term incentive award relating to a relative Total Stockholder Return performance measure. Total Stockholder Return is defined as the three-year annualized rate of return reflecting stock price appreciation plus reinvestment of dividends.

(7)
These shares correspond to a long-term incentive award relating to financial performance growth measures (relative sales growth and return on invested capital).

(8)
The amounts in this column were calculated using a per share value of $70.67, the closing market price of ATK common stock on March 31, 2011, the last business day of the fiscal year, and assuming the maximum payout of the performance shares based on achievement of the highest level of performance.

OPTION EXERCISES AND STOCK VESTED

        The following table provides information for the executive officers named in the Summary Compensation Table regarding the exercises of stock options and vesting of restricted stock during the fiscal year ended March 31, 2011 and the payout of performance shares that were earned during the fiscal year ended March 31, 2011.

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Mark W. DeYoung				3,975	(1)	$288,983	(2)
John L. Shroyer	1,000	$27,214	(3)	5,738	(1)	$417,153	(2)
	6,500	$102,960	(3)
	4,000	$70,120	(3)
	5,000	$41,900	(3)
Keith D. Ross	4,000	$70,880	(3)	3,552	(1)	$258,230	(2)
	15,000	$128,550	(3)
Blake E. Larson	4,000	$59,760	(3)
				1,500	(4)	$109,500	(4)
				3,279	(1)	$238,383	(2)
Steven J. Cortese				3,279	(1)	$238,383	(2)

(1)
These shares reflect a payment of performance shares which vested on March 31, 2011 upon subsequent confirmation by the Personnel and Compensation Committee that the performance goals had been achieved, as described in the "Compensation Discussion and Analysis" under the subheading "Long-Term Incentive Compensation—Actions Taken During Fiscal Year 2011."

(2)
The value realized was determined by multiplying the number of vested shares by the closing market price of a share of ATK common stock on May 17, 2011, the payment date, which was $72.70. The Company withheld shares of ATK common stock from the amounts shown for each officer having a value equal to the applicable tax withholding requirement. Mr. Ross deferred payment of 100% of his shares. As a result of the deferral, and in lieu of payment of the shares, Mr. Ross's account under ATK's Nonqualified Deferred Compensation Plan was credited with deferred stock units. The number of units credited to the account was determined on a one-for-one basis equal to the number of shares that would otherwise have been paid, reduced by the number of shares having a value equal to ATK's Medicare tax withholding obligation as a result of the deferral of payment of the shares. The deferred stock units will be settled 100% in ATK common stock following termination of employment or such other date specified by the officer under the terms of the Nonqualified Deferred Compensation Plan.

(3)
The following outlines the number of options and market price of Mr. Shroyer's, Mr. Ross's and Mr. Larson's stock option exercises in fiscal year 2011. For purposes of determining the value realized on exercise, the market price used was the actual sale price of the shares sold upon exercise of the options.

Name	Grant Date	Number of Options	Exercise Date	Exercise Price	Market Price	Amount Realized
Shroyer	1/22/2002	1,000	11/10/2010	$47.75	$74.96	$27,214
	1/21/2003	6,500	11/10/2010	$59.12	$74.96	$102,960
	1/20/2004	4,000	11/10/2010	$57.43	$74.96	$70,120
	1/31/2005	5,000	11/10/2010	$66.58	$74.96	$41,900
Ross	1/20/2004	4,000	12/01/2010	$57.43	$75.15	$70,880
	1/31/2005	15,000	12/01/2010	$66.58	$75.15	$128,550
Larson	1/20/2004	4,000	11/18/2010	$57.43	$72.37	$59,760
(4)
Represents the vesting of restricted stock. Mr. Larson's 1,500 shares vested on September 8, 2010 and the value realized was determined by multiplying the number of vested shares by the closing market price of a share of ATK common stock on the vesting date.

PENSION BENEFITS

        ATK maintains various tax-qualified defined benefit retirement plans covering most employees. The plans were closed to new participants as of January 1, 2007 (except for certain employees covered by collective bargaining agreements). These qualified defined benefit plans are funded by employer contributions. Currently, all of the named executive officers participate in the Alliant Techsystems Inc. Pension and Retirement Plan (the "ATK Retirement Plan").

        The Internal Revenue Code limits the benefits that may be paid from our tax-qualified plan. The Alliant Techsystems Inc. Supplemental Executive Retirement Plan (the "ATK SERP") was established to provide benefits for highly compensated employees whose tax-qualified defined benefit plan benefits are reduced by certain IRS limits or by their participation in the ATK Nonqualified Deferred Compensation Plan. A grantor trust was established under which certain funds have been set aside to satisfy some of the obligations under the ATK SERP. If the funds in the trust are insufficient to pay amounts payable under the ATK SERP, the Company will pay the deficiency.

ATK Retirement Plan

        Due to acquisitions and benefit plan mergers, the ATK Retirement Plan contains various benefit formulas that apply to certain groups of employees. The benefit formulas that apply to the named executive officers include the Pension Equity Plan formula, the Aerospace Pension Plan formula, and the Cash Balance formula. Mr. Ross and Mr. Cortese are covered by the Pension Equity Plan formula, Mr. DeYoung is covered by the Aerospace Pension Plan formula, and Mr. Shroyer and Mr. Larson are covered by the Cash Balance formula. The elements of compensation used in applying the payment and benefit formula generally include base salary plus annual incentive payments when paid (and, for the year of termination of employment, incentive payments that are imputed to the last month of employment), up to the applicable IRS maximum compensation limit.

        Historically, employees were vested after five years of vesting service, but, as of January 1, 2008, vesting in the Pension Equity Plan formula or Cash Balance formula occurs after three years of vesting service. All of the named executive officers are vested in their ATK Retirement Plan benefits.

        The normal retirement age for the plan is defined in the ATK Retirement Plan as age 65.

Pension Equity Plan Formula

        ATK adopted the Pension Equity Plan ("PEP") formula effective January 1, 2004 for new employees and existing employees who had less than 15 years of credited service as of December 31, 2003. The PEP formula calculates benefits as a lump sum amount equal to:

  •
  5.5% of final average earnings up to one-half of the social security wage base, plus 11% of final average earnings in excess of one-half of the social security wage base,

  •
  multiplied by years of credited service.

        Final average earnings is equal to the average of the highest 60 consecutive months out of the last 120 months of earnings. The social security wage base as of March 31, 2011 is $106,800.

        Additionally, for employees who were participants in the ATK Retirement Plan prior to January 1, 2004, the PEP benefit is not less than the benefit computed based on the prior plan formula accrued through December 31, 2003, plus the PEP formula for service beginning January 1, 2004.

        Upon termination of employment, the Pension Equity Plan permits immediate distribution of the vested benefits to any participant regardless of age in a variety of actuarially equivalent annuity payment forms or as a lump sum payment. If a participant chooses to leave his or her balance in the plan, interest is credited at a rate of 4% annually to the earlier of the actual benefit payment date or the month of the participant's 65th birthday. The interest rate and mortality table used to convert the lump sum to a monthly annuity are based on the IRS prescribed assumptions for lump sum benefits (Section 417(e) of the Internal Revenue Code) in effect at the time the benefit commences.

Aerospace Pension Plan Formula

        The Aerospace Pension Plan formula covers employees who had at least 15 years of credited service as of December 31, 2003 and who joined ATK in connection with the acquisition of Hercules Aerospace Company from Hercules Incorporated or began employment in a location offering this formula. This formula contains provisions similar to those of the Hercules plan that covered the Hercules location employees prior to the acquisition.

        The Aerospace Pension Plan provides an annuity benefit determined based on final average earnings and the participant's years of credited service. The benefit is equal to:

  •
  1.2% of final average earnings up to one-half of the social security wage base (as in effect for the 12 months prior to termination), plus 1.6% of final average earnings in excess of one-half of the social security wage base (as in effect for the 12 months prior to termination),

  •
  multiplied by years of credited service.

        Final average earnings is equal to the average of the highest 60 consecutive months out of the last 120 months of earnings. The social security wage base as in effect for the 12 months prior to termination as of March 31, 2011 is $106,800.

        Benefits are paid in a variety of actuarial equivalent monthly annuity options at retirement. Additionally, participants may elect to receive up to 51% of their benefit in a lump sum payment.

        Participants with at least 10 years of credited service may retire at age 60 with no reduction in their age 65 benefit, and with a reduced benefit on or after age 55. The benefits of participants electing early retirement are reduced 5% for each year that retirement precedes the age at which they are entitled to an unreduced benefit, except that this reduction percentage is decreased for each year of credited service in excess of 30 years.

Cash Balance Formula

        Effective April 1, 1992, the pension plan formula then in effect was amended to provide benefits based upon a cash balance account formula. The cash balance formula continues to apply to employees who were participants in the pension plan as of April 1, 1992, or were hired after April 1, 1992 and not covered by one of the subsequently acquired plan formulas, but who had at least 15 years of credited service as of December 31, 2003.

        Mr. Shroyer's and Mr. Larson's initial cash balance accounts were equal to the lump sum value as of April 1, 1992 of their accrued benefit under the prior pension plan formula at that time. The cash balance accounts are credited monthly with a percentage of pension earnings that increases with length of service as follows:

Years of Service	Percentage of Pension Earnings	Additional Percentage for Earnings in Excess of Social Security Wage Base
Less than 5	3.5%	3.5%
5 to 9	4.5%	4.5%
10 to 14	5.5%	5.5%
15 to 19	6.5%	5.5%
20 to 24	7.5%	5.5%
25 or more	8.5%	5.5%

        Account balances are credited monthly with interest equal to one-twelfth of the average one-year U.S. Treasury Bill rate during the 12 months ending September 30 of the prior calendar year. The minimum interest crediting rate is 3.06%. For calendar year 2011, the crediting rate is 3.06%.

        The Cash Balance formula benefit is not less than the lump sum equivalent of a monthly benefit of $47.50 multiplied by years of credited service payable at age 65.

        At retirement, which may occur at or after age 55, a participant's vested account balance is payable as a monthly annuity or an annuity with a lump sum payment at age 62 or, if retirement occurs at or after age 62, as an optional lump sum payment. The interest rate and mortality table used to convert the cash account to a monthly annuity are based on the IRS prescribed assumptions for lump sum benefits (Section 417(e) of the Internal Revenue Code) in effect at the time the benefit commences. Participants who terminate employment before age 55 may receive a lump sum payment at age 65.

Supplemental Executive Retirement Plan

        The ATK SERP provides benefits for highly compensated employees whose tax-qualified defined benefit plan benefits are reduced by certain IRS limits or by their participation in the ATK Nonqualified Deferred Compensation Plan. The IRS annual salary limitation (Section 410(a)(17) of the Internal Revenue Code) and certain other IRS requirements reduce pension benefits from tax-qualified pension plans for certain highly compensated employees. The ATK SERP is designed to offset these limitations.

        The applicable benefits from the ATK SERP are generally based on the same benefit formula and provisions as the underlying qualified plan formula that applies to the participant. SERP benefits are paid in a lump sum the later of six months or January 31 following the calendar year of termination of employment or separation of service (as defined by Section 409A of the Internal Revenue Code), including interest (at the greater of 6% or the rate specified in the qualified pension plan for determining lump sum payments) from the first day of the month following termination to the actual payment date. The ATK SERP benefit is converted to a lump sum payment based on an annual interest rate that is the greater of 6% or the rate specified in the qualified pension plan for determining lump sum payments, except for formulas which already determine the benefit as a lump sum amount.

        Employees vest in the ATK SERP benefits at the same time their benefits vest under the qualified pension plan.

        The ATK SERP provides certain executives covered by the Cash Balance formula with the right to receive a benefit based on the greater of the PEP formula or the Cash Balance formula, if they remain employed until at least age 55. This provision will apply to Mr. Shroyer and Mr. Larson. The benefit included in the Pension Benefits table below does not include any value for this provision since neither is yet age 55. The amount of the additional benefit (if any) depends on actual pension earnings and actual cash balance interest credits through the date of determination.

Pension Benefits

        The following table provides information concerning each ATK defined benefit plan that provides for payments or benefits to any of the named executive officers.

Name	Plan Name	Number of Years Credited Service(1)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)
Mark W. DeYoung	ATK Retirement Plan	26.250	$771,476	$0
	ATK SERP	26.250	3,235,508	0
John L. Shroyer	ATK Retirement Plan	25.667	266,721	0
	ATK SERP	25.667	433,936	0
Keith D. Ross	ATK Retirement Plan	9.500	185,471	0
	ATK SERP	9.500	543,501	0
Blake E. Larson	ATK Retirement Plan	29.750	381,143	0
	ATK SERP	29.750	375,730	0
Steven J. Cortese	ATK Retirement Plan	4.500	82,019	0
	ATK SERP	4.500	215,756	0

(1)
Credited service is determined in years and months as of March 31, 2011.

Assumptions

        The "Present Value of Accumulated Benefits" is based on the same assumptions as those used for the valuation of the plan liabilities in ATK's Annual Report on Form 10-K for the fiscal year ended March 31, 2011. The assumptions made in the calculations of these amounts may be found in Note 10 to the audited financial statements in ATK's Form 10-K.

        The Cash Balance formula benefits are projected from the current account value to age 65 assuming that the interest crediting rate is 4%. Retirement age is assumed to be age 65, except for Mr. DeYoung's benefits. For Mr. DeYoung, age 60 is used since this is the unreduced retirement age for the Aerospace Pension Plan formula. The assumption is made that there is no probability of pre-retirement death or termination by any other cause.

        All SERP benefits are assumed to be paid as a lump sum in accordance with the plan document.

        "Credited Service" includes only service with ATK (or certain acquired employers). In general, ATK does not grant extra years of credited service.

 NONQUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY(1)	Registrant Contributions in Last FY	Aggregate Earnings in Last FY	Aggregate Withdrawals / Distributions	Aggregate Balance at Last FYE(2)
Mark W. DeYoung	$0	$0	$(103,078)	$0	$734,878
John L. Shroyer	$0	$0	$(201,808)	$0	$1,822,405
Keith D. Ross	$862,250	$0	$(304,722)	$0	$2,849,376
Blake E. Larson	$0	$0	$47,269	$0	$507,320
Steven J. Cortese	$0	$0	$0	$0	$0

(1)
The amount in this column reflects the annual incentive compensation deferral for Mr. Ross of $20,818, which amount is also included in the Summary Compensation Table in the "Non-Equity Incentive Plan Compensation" column, for fiscal year 2010, and the value of performance shares and performance cash that were deferred in May 2010 for the performance period of April 1, 2007 - March 31, 2010 for Mr. Ross of $610,576 and $230,856, respectively. This column does not include deferrals of annual incentive payments or performance awards for performance periods ended March 31, 2011 because those amounts were not actually credited to the participants' accounts until fiscal year 2012. The value of fiscal year 2011 annual incentive compensation that was deferred and not credited until fiscal 2012 is as follows: Mr. Ross, $40,962. The value of fiscal year 2011 long-term incentive performance shares and cash that were deferred and not credited until fiscal 2012 is as follows: Mr. Ross, $511,183.

(2)
In addition to the amounts included from the first column of the table above, the following amounts represent aggregate contributions made by the executive officer since the officer's commencement of participation in the plan. Deferrals and contributions in prior years were previously reported as compensation in the Summary Compensation Table in ATK's proxy statement for the applicable years for those officers who were named in the Summary Compensation Table in those years. The aggregate earnings represent the cumulative earnings on the original deferred amounts. The Company has not made any contributions to the plan for the benefit of any of the officers named below.

Name	Salary Deferrals	Annual Cash Incentive Deferrals	Performance Cash Deferrals	Performance Share Deferrals	Withdrawals	Aggregate Earnings	Balance
DeYoung		$116,378		$829,303	$(71,897)	$(138,906)	$734,878
Shroyer	$85,322	$208,100		$2,032,658		$(503,675)	$1,822,405
Ross		$118,918	$230,855	$3,159,375		$(659,772)	$2,849,376
Larson		$308,888				$198,432	$507,320
Cortese							$0

        All of ATK's executive officers are eligible to participate in the ATK Nonqualified Deferred Compensation Plan. Participants in the Plan generally may elect to defer up to 70% of salary and 100% of cash or equity incentive compensation. ATK may credit to participants' accounts under the Plan certain additional amounts relating to foregone matching contributions under ATK's 401(k) Plan. Under the Plan, ATK may also make additional discretionary contributions to participants' accounts.

        The Plan is an unfunded plan, meaning that participants' accounts are bookkeeping entries only and do not entitle them to ownership of any actual assets. The accounts represent an unsecured promise by ATK to pay participants benefits in the future. However, ATK has established a nonqualified grantor trust commonly known as a "Rabbi Trust." The assets of the Rabbi Trust will be used to pay benefits, but the assets of the Trust remain subject to the claims of ATK's general creditors.

        Participants' account balances are credited with earnings and investment gains and losses by assuming that the deferred amounts were invested in one or more investment funds made available by ATK from time to time under the Plan. The investment alternatives include funds with different degrees of risk and, for amounts credited before January 1, 2005, include ATK common stock as an investment alternative. Participants select their measuring investments from among the investment alternatives provided and may reallocate amounts among the various investment alternatives at any time, except for amounts credited to the ATK common stock investment alternative. After January 1, 2005, only deferrals of equity performance awards may be credited to, and must remain credited to, the ATK common stock investment alternative.

        The investment alternatives are based on the following funds, which generally correspond to the investment funds made available under ATK's 401(k) Plan. The corresponding average annual rates of return shown below are based on our fiscal year ended March 31, 2011.

Fund Name	FY11 Return
Fidelity Retirement Money Market	0.02
Fidelity U.S. Bond Index Fund	4.86
PIMCO Total Return Fund Class Institutional	6.86
Vanguard Windsor II Fund Admiral Shares	11.29
Fidelity Spartan Total Market Index Fund—Investor Class	17.59
Vanguard Institutional Index Fund Institutional Shares	15.61
Fidelity Contrafund	18.44
American Funds Growth Fund of America Fund Class R5	13.83
Goldman Sachs Mid Cap Value Fund Class Institutional	21.56
T. Rowe Price Mid-Cap Growth Fund	28.48
Allianz NFJ Small Cap Value Fund Class Institutional	25.16
IronBridge Frontegra Small Cap Fund	25.37
Fidelity Diversified International Fund	12.46
Dodge & Cox Balanced Fund	11.53
Fidelity Freedom K Income Fund	7.37
Fidelity Freedom K 2000 Fund	7.68
Fidelity Freedom K 2010 Fund	12.17
Fidelity Freedom K 2015 Fund	12.42
Fidelity Freedom K 2020 Fund	13.62
Fidelity Freedom K 2025 Fund	14.72
Fidelity Freedom K 2030 Fund	14.95
Fidelity Freedom K 2035 Fund	15.76
Fidelity Freedom K 2040 Fund	15.81
Fidelity Freedom K 2045 Fund	16.12
Fidelity Freedom K 2050 Fund	16.43
Alliant Techsystems Inc.	(12.56)

        Generally, payouts from the Plan cannot be made until termination of employment, the participant becomes totally and permanently disabled, the participant has an unforeseeable financial emergency, or the date of a scheduled distribution as elected by the participant under rules specified in the Plan. A participant may request a distribution of amounts deferred before January 1, 2005, subject to the forfeiture of 10% of the amount withdrawn. Payouts may be in a lump sum payment or installment payments over five, ten, or fifteen years. Payouts may commence as soon as practicable following the occurrence of a distribution event; however, for amounts deferred after 2004, a payout cannot begin until six months after termination or separation of service (as defined by Section 409A of the Internal Revenue Code) for certain participants. Payouts are made in cash, except with respect to deferrals of equity performance awards after January 1, 2005, which are paid in shares of ATK common stock equal to the number of shares that were deferred.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Payments Made Upon Voluntary or Involuntary Termination

        If the employment of any of the named executive officers is voluntarily or involuntarily terminated (other than retirement, involuntary termination not "for cause" or layoff, as described below), no additional payments or benefits will accrue or be paid to the individual, other than what has been accrued and vested in the benefit plans discussed above in this proxy statement under the headings "Summary Compensation Table," "Pension Benefits," and "Nonqualified Deferred Compensation." A voluntary or involuntary termination will not trigger an acceleration of the vesting of any stock options or other long-term incentive awards.

        If one of the named executive officers had retired on March 31, 2011, a prorated amount of the executive officer's performance share award and performance cash award for the fiscal year 2010-2012 performance period and performance share award for the fiscal year 2011-2013 performance period would be paid at the end of the performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of active service during the performance period. None of the current executive officers named in the Summary Compensation Table were retirement eligible on March 31, 2011. Other outstanding performance awards would be forfeited.

        If the named executive officer engages in certain specific activities before payment of the supplemental executive retirement plan benefit, the executive will forfeit the benefit provided under ATK's supplemental executive retirement plan, which is as described above in this proxy statement under the heading "Pension Benefits."

Payments Made Upon Layoff

        If the employment of any of the named executive officers is terminated by ATK for convenience or a reduction in force due to lack of business or a reorganization, the officer would be eligible for a lump sum payout equal to 12 months base salary, an additional $15,000 to defray health care costs, and an estimated $10,000 of outplacement services. In return, the officer is required to execute a general release of claims against ATK and agree to confidentiality, non-compete, non-solicitation, and non-disparagement provisions for the one-year severance period. If a breach of any of these post-employment restrictions occurs, ATK is entitled to stop payment on the severance benefit and recover payments already made.

        In the event of a layoff of any of the named executive officers, vesting is not accelerated for stock options. Our standard restricted stock and performance award agreements provide for certain payments of the awards in the event of a layoff. Shares of restricted stock immediately vest, provided that at least one year has elapsed from the award date. For the named executive officers who have outstanding performance share awards for the fiscal year 2010-2012 and fiscal year 2011-2013 performance periods, a prorated amount of the officer's 2010-2012 and 2011-2013 performance awards would be paid at the end of the performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of active service during the performance period. Assuming that a termination of employment occurred on March 31, 2011 and assuming threshold performance for the fiscal year 2010-2012 performance period and target performance for the fiscal year 2011-2013 performance period, and using the closing market price of ATK common stock on March 31, 2011, the amounts of these performance share award payments for the executive officers named in the Summary Compensation Table who have outstanding awards would be: Mr. DeYoung, $675,902; Mr. Shroyer, $334,589; Mr. Ross, $211,774; Mr. Larson, $212,966; and Mr. Cortese, $174,790. For the named executive officers who have an outstanding performance cash award for the fiscal year 2010-2012 performance period, a prorated amount of the officer's 2010-2012 performance award would be paid at the end of the performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of active service during the performance period. Assuming that a termination of employment occurred on March 31, 2011 and assuming threshold performance, the amount of this performance award payment for the executive officers named in the Summary Compensation Table who have an outstanding award would be: Mr. DeYoung, $130,667; Mr. Shroyer, $188,667; Mr. Ross, $116,800; Mr. Larson, $130,667; and Mr. Cortese, $108,000. Other outstanding performance awards would be forfeited.

Payments Made Upon Disability

        If the employment of any of the named executive officers who have received stock options or other long-term incentive awards is terminated due to disability, our standard award agreements provide for the:

  •
  acceleration of vesting of a prorated amount of any stock options, based on the period of employment during the vesting period,

  •
  acceleration of vesting of shares of unvested restricted stock, and

  •
  payment of a prorated amount of the executive officer's performance award at the end of the performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of employment.

        The amounts of these payments are shown in the table below titled "Potential Payments Upon Disability, Death or Termination After a Change in Control."

Payments Made Upon Death

        If any of the named executive officers who have received stock options or other long-term incentive awards dies, the treatment of equity awards is similar to that outlined above for termination due to disability, except with respect to performance awards. Outstanding awards would be paid to the officer's estate as soon as administratively possible at the threshold performance level for the fiscal year 2010-2012 performance period and target performance level for the fiscal year 2011-2013 performance period. The payment would be prorated for the period of active service during the performance period.

        The amounts of these payments are shown in the table below titled "Potential Payments Upon Disability, Death or Termination After a Change in Control."

Potential Payments Upon Change in Control

        The purpose of the Alliant Techsystems Inc. Income Security Plan is to provide income security protection to certain executives of ATK in the event of a "qualifying termination" following a change in control of ATK. Generally, a "qualifying termination" is an involuntary termination of employment without "cause" or a voluntary termination of employment for "good reason." For purposes of the Income Security Plan, a "change in control" includes:

  •
  An acquisition of 40% or more of the voting power of securities entitled to vote in the election of directors;

  •
  The consummation of a reorganization, merger, asset sale, or other transaction that results in existing stockholders owning less than 60% of the Company's outstanding voting securities;

  •
  A change in a majority of the incumbent directors (including directors approved by a majority of the incumbents);

  •
  Approval by the stockholders of a complete liquidation or dissolution of the Company; or

  •
  Any other circumstance which the Board determines to be a change in control for purposes of this plan after giving due consideration to the nature of the circumstances then presented.

        The amounts of the payments that would be made to the current executive officers named in the Summary Compensation Table if a "qualifying termination" occurred on March 31, 2011 are shown in the table below titled "Potential Payments Upon Disability, Death or Termination After a Change in Control."

        Participation in the plan is limited to executive officers of ATK who are required to file reports of beneficial ownership of ATK securities with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934 (the "Section 16 Reporting Officers") and any employee selected by the Personnel and Compensation Committee of the Board of Directors to participate in the plan for the current fiscal year. Within the plan, participants are divided into two tiers with different levels of payments and benefits:

  •
  "Tier 1 Participants," who are ATK's President and Chief Executive Officer, Senior Vice President and Chief Financial Officer, Chief Operating Officer (not a position used currently) and Senior Vice President and General Counsel; and

  •
  "Tier 2 Participants," who are all other Section 16 Reporting Officers and any employee selected by the Committee to participate in the plan for the current fiscal year.

        The plan does not have a tax gross-up provision, and the plan caps the benefits provided under the plan at the limit established under Section 280G of the Internal Revenue Code in order to avoid the imposition of the excise tax provided by Section 4999 of the Code.

        In the event of a "qualifying termination," as defined in the Income Security Plan, each participant in the plan will receive:

  •
  base salary and other compensation earned through the date of termination to the extent not already paid;

  •
  a prorated portion of the annual cash incentive payment for the fiscal year in which the termination occurs, calculated based on (a) the target level of performance if the termination occurs within the first three quarters of the fiscal year or (b) the greater of projected performance or target performance if the termination occurs within the fourth quarter of the fiscal year;

  •
  immediate full vesting of any outstanding stock awards, other than performance vesting stock awards;

  •
  payment of outstanding performance vesting stock awards and long-term cash incentive plan awards at the target level of performance;

  •
  a cash payment equal to the value of perquisites that ATK would have provided for a period of one year following termination; and

  •
  payment for reasonable legal fees and expenses incurred in good faith by the participant to obtain benefits if ATK does not pay benefits under the plan.

        In the event a Tier 1 Participant has a "qualifying termination" within the first five years of service in his or her specific Tier 1 officer position, the Tier 1 Participant will also receive:

  •
  a cash payment equal to three times the participant's annual base salary and current annual cash incentive opportunity, assuming the target level of performance had been achieved;

  •
  a cash payment equal to three times the maximum 401(k) plan match the participant would have received for the calendar year in which the termination occurs;

  •
  a cash payment equal to the value of benefits that ATK would have provided to the participant under ATK's group health plan for a period of three years following termination; and

  •
  an additional supplemental retirement benefit equal to the increased benefit that the participant would have received for the additional age and service that would have been credited under ATK's supplemental retirement plan during the three-year period following the date of the termination, based on the current base salary and payments received under any annual incentive plan during the year preceding termination for the purpose of calculating recognizable compensation.

After five years of service in the specific Tier 1 officer position, each element of compensation payable to a Tier 1 Participant that is multiplied by three, as described above, will be reduced by an increment of 0.2 on each of the fifth through ninth anniversaries of the date of service in that position, for a total decrease from three times compensation to two times compensation over that five-year period. Effective May 2, 2011, the multiple for each of Mr. DeYoung and Mr. Shroyer is 3 and the multiple for Mr. Ross is 2.6.

        Tier 2 Participants will also receive:

  •
  a cash payment equal to two times the participant's annual base salary and current annual cash incentive amount opportunity, assuming the target level of performance had been achieved;

  •
  a cash payment equal to two times the maximum 401(k) plan match the participant would have received for the calendar year in which the termination occurs;

  •
  a cash payment equal to the value of benefits that ATK would have provided to the participant under ATK's group health plan for a period of two years following termination; and

  •
  an additional supplemental retirement benefit equal to the increased benefit that the participant would have received for the additional age and service that would have been credited under ATK's supplemental retirement plan during the two-year period following the date of termination, based on the current base salary and payments received under any annual incentive plan during the year preceding termination for the purpose of calculating recognizable compensation.

        The cash payments described above (other than the supplemental retirement benefit) will be paid in a lump sum not later than the 15th day of the third calendar month following the date of a participant's "qualifying termination." The supplemental retirement benefit is paid the later of (a) six months following termination of employment or separation of service (as defined by Section 409A of the Internal Revenue Code) or (b) January 31 of the following calendar year. A participant is entitled to such benefits under the Income Security Plan in consideration of his or her execution of a separation agreement and general release of claims (the "Release"). ATK's obligation to provide benefits to a participant will be conditioned on the participant's continuing compliance with the confidentiality and non-disparagement, non-competition and non-solicitation covenants set forth in the Release and the covenants to provide services to ATK set forth in the Release. The obligations of the participants have a duration of three years for Tier 1 participants and two years for Tier 2 participants. If a breach of these post-employment restrictions occurs, ATK is entitled to injunctive relief and any other legal or equitable remedies.

Potential Payments Upon Disability, Death or Termination After a Change in Control

        The following table shows potential payments to the named executive officers upon disability and death or termination following a change in control. The amounts shown assume that the termination was effective March 31, 2011, the last business day of the fiscal year, and are estimates of the amounts that would be paid to the executive officers upon termination in addition to the base salary and annual incentive earned during fiscal year 2011 and any applicable retirement amounts payable to the executive officers discussed above under the heading "Pension Benefits" in this proxy statement. The actual amounts to be paid can only be determined at the actual time of an officer's termination.

Name	Type of Payment	Payments Upon Disability or Death		Payments Upon Involuntary or Good Reason Termination After a Change in Control
Mark W. DeYoung	Severance Payment	—		$4,410,000
	Severance Reduction	—		$(4,410,000)	(3)
	Equity
	Stock Options	—		—
	Restricted Stock	—		—
	Performance Awards	$675,902	(1)	$1,913,391	(4)
	Cash Long-Term Incentive	$130,667		$196,000	(5)
	Health and Welfare Benefits	—		$37,863	(6)
	Retirement (pension and 401(k) cash payment)	—		$3,861,146	(7)
	Perquisites	—		$50,000	(8)
	Gross-Up Payment	—		$0
	Total	$806,569		$6,058,399
John L. Shroyer	Severance Payment	—		$2,473,500
	Severance Reduction	—		$(686,705)	(3)
	Equity
	Stock Options	—		—
	Restricted Stock	—		—
	Performance Awards	$334,589	(1)	$838,711	(4)
	Cash Long-Term Incentive	$188,667		$283,000	(5)
	Health and Welfare Benefits	—		$40,359	(6)
	Retirement (pension and 401(k) cash payment)	—		$566,342
	Perquisites	—		$40,000	(8)
	Gross-Up Payment	—		$0
	Total	$523,256		$3,555,207
Keith D. Ross	Severance Payment	—		$1,689,275
	Severance Reduction	—		$(327,988)	(3)
	Equity
	Stock Options	—		—
	Restricted Stock	—		—
	Performance Awards	$211,774	(1)	$533,206	(4)
	Cash Long-Term Incentive	$116,800		$175,200	(5)
	Health and Welfare Benefits	—		$32,287	(6)
	Retirement (pension and 401(k) cash payment)	—		$358,816
	Perquisites	—		$20,000	(8)
	Gross-Up Payment	—		$0
	Total	$328,574		$2,480,795
Blake E. Larson	Severance Payment	—		$1,267,358
	Severance Reduction	—		—
	Equity
	Stock Options	$0	(2)	$0
	Restricted Stock	—		—
	Performance Awards	$212,966	(1)	$524,583	(4)
	Cash Long-Term Incentive	$130,667		$196,000	(5)
	Health and Welfare Benefits	—		$16,128	(6)
	Retirement (pension and 401(k) cash payment)	—		$294,847
	Perquisites	—		$30,000	(8)
	Gross-Up Payment	—		—
	Total	$334,633		$2,328,916

Name	Type of Payment	Payments Upon Disability or Death		Payments Upon Involuntary or Good Reason Termination After a Change in Control
Steven J. Cortese	Severance Payment	—		$1,267,358
	Severance Reduction	—		—
	Equity
	Stock Options	—		—
	Restricted Stock	—		—
	Performance Awards	$174,790	(1)	$429,886	(4)
	Cash Long-Term Incentive	$108,000		$162,000	(5)
	Health and Welfare Benefits	—		$24,836	(6)
	Retirement (pension and 401(k) cash payment)	—		$256,785
	Perquisites	—		$20,000	(8)
	Gross-Up Payment	—		—
	Total	$282,790		$2,160,865

(1)
Estimates for the performance awards for the fiscal year 2010-2012 and fiscal year 2011-2013 performance periods assume payout at the threshold performance level for the fiscal year 2010-2012 performance period and the target performance level for the fiscal year 2011-2013 performance period, consistent with the terms of the Income Security Plan. The value represents a prorated number of shares based on the period of employment during the performance period. The value was determined by multiplying the number of shares payable by $70.67, the closing market price of a share of ATK common stock on March 31, 2011, the last business day of the fiscal year.

(2)
Value determined by multiplying the number of options by the spread between the option price and closing market price of a share of common stock on March 31, 2011, the last business day of the fiscal year. As of March 31, 2011, the options had no value. On March, 31, 2011, the exercise price of Mr. Larson's options was $105.63. The closing price of ATK common stock on March 31, 2011 was $70.67.

(3)
Under the terms of the Income Security Plan, benefits in excess of the limit established under Section 280G of the Internal Revenue Code are reduced such that the total severance benefit equals the Section 280G limit, beginning with the cash severance payment.

(4)
Estimates for the performance awards for the fiscal year 2010-2012 and fiscal year 2011-2013 performance periods assume payout at the threshold performance level for the fiscal year 2010-2012 performance period and the target performance level for the fiscal year 2011-2013 performance period, consistent with the terms of the Income Security Plan. The value was determined by multiplying the number of shares payable by $70.67, the closing market price of a share of ATK common stock on March 31, 2011, the last business day of the fiscal year.

(5)
The estimate for the cash long-term incentive award for the fiscal year 2010-2012 performance period assumes payout at the threshold performance level, consistent with the terms of the Income Security Plan.

(6)
For purposes of quantifying health and welfare benefits, ATK's annual premium cost was multiplied by three for each of Mr. DeYoung and Mr. Shroyer, multiplied by 2.6 for Mr. Ross, and multiplied by two for each of Mr. Larson and Mr. Cortese.

(7)
The amount reflects a reduction of $753,245 in Mr. DeYoung's Supplemental Executive Retirement Benefit in order to limit Mr. DeYoung's severance benefits to the amount determined by Section 280G of the Internal Revenue Code.

(8)
Perquisites consist of a perquisite allowance.

PROPOSAL 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION

        In accordance with recently adopted Section 14A of the Securities Exchange Act of 1934, we are asking our stockholders to approve the following advisory resolution on our executive compensation as disclosed in this proxy statement:

  RESOLVED, that the compensation paid to ATK's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.

        The Personnel and Compensation Committee of our Board of Directors believes that the compensation for the fiscal year ended March 31, 2011 of our executive officers named in the Summary Compensation Table is reasonable and appropriate, and is designed to ensure that management's interests are aligned with our stockholders' interests for long-term value creation.

        We urge our stockholders to read the "Compensation Discussion and Analysis" section of this proxy statement, as well as the Summary Compensation Table and related compensation tables and narrative in this proxy statement, which provide detailed information on ATK's compensation policies and practices and the compensation of our named executive officers.

        This advisory vote, commonly referred to as "say on pay," is non-binding on our Board of Directors. Although non-binding, the Personnel and Compensation Committee of the Board will take into account the results of the say-on-pay vote when considering future executive compensation arrangements.

        Our Board of Directors recommends a vote FOR the approval of the advisory resolution on executive compensation.

PROPOSAL 3
ADVISORY VOTE ON THE FREQUENCY OF
FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

        In Proposal 2 above, we are asking our stockholders to vote to approve an advisory resolution on executive compensation, commonly referred to as "say on pay." In accordance with recently adopted Section 14A of the Securities Exchange Act of 1934, in this Proposal 3 we are giving our stockholders the opportunity to cast a non-binding vote on how often ATK should include a say-on-pay vote in its proxy materials for future annual meetings of stockholders. Stockholders may vote to have the say-on-pay vote every year, every two years, or every three years. Stockholders may also abstain from voting.

        After careful consideration, our Board of Directors is recommending that stockholders approve conducting the say-on-pay vote every year so that ATK's stockholders may annually express their views on ATK's executive compensation program.

        Although this advisory vote is non-binding on our Board of Directors and the Board recommends that the say-on-pay vote be held every year, the Board will carefully consider and expects to be guided by the alternative that receives the most stockholder support in determining the frequency of future say-on-pay votes.

        Our Board of Directors recommends a vote for conducting future advisory votes on executive compensation EVERY YEAR.

PROPOSAL 4
APPROVAL OF ALLIANT TECHSYSTEMS INC.
EXECUTIVE OFFICER INCENTIVE PLAN, AS AMENDED AND RESTATED

        We are asking our stockholders to approve an amendment and restatement of the Alliant Techsystems Inc. Executive Officer Incentive Plan (the "Incentive Plan"). The Incentive Plan is designed to provide cash incentive compensation to executive officers in accordance with ATK's "pay-for-performance" philosophy and to ensure that payments of cash incentive compensation will continue to be fully deductible by the Company under Section 162(m) of the Internal Revenue Code (the "Code").

Background

        Section 162(m) of the Code limits the Company's tax deduction to $1,000,000 per year for compensation paid to each of ATK's chief executive officer and the three other most highly compensated executive officers (other than the chief financial officer) at the end of ATK's fiscal year (each a "Covered Employee"). However, "qualified performance-based compensation" is not subject to this deductibility limit. The Incentive Plan is designed so that amounts awarded under it can qualify as "qualified performance-based compensation" for purposes of Section 162(m) of the Code. In general, Section 162(m) requires that the amount of compensation be determined and calculated based on pre-established objective performance criteria and awarded under a plan that has been approved by stockholders. Furthermore, the Incentive Plan must be approved by our stockholders every five years in order to continue to qualify cash incentive payments to ATK's Covered Employees as "qualified performance-based compensation" for purposes of Section 162(m) of the Code. The Incentive Plan was originally approved by our stockholders at the annual meeting of stockholders on August 1, 2006. Therefore, we are asking our stockholders to approve the amended and restated Incentive Plan at the 2011 annual meeting of stockholders.

        In May 2011, the Personnel and Compensation Committee of ATK's Board of Directors approved the amendment and restatement of the Incentive Plan, subject to stockholder approval, and the Board recommends that the stockholders approve the Incentive Plan, as amended and restated. If our stockholders do not approve the amended and restated Incentive Plan at the Annual Meeting, the Incentive Plan will not remain effective and any cash incentive compensation awarded to any Covered Employee after August 1, 2011 may not be fully deductible by the Company under Section 162(m) of the Code.

        The amendments to the Incentive Plan consist primarily of minor conforming and technical changes, including the addition of a provision clarifying that awards under the Incentive Plan are subject to ATK's executive compensation recoupment policy. Awards under the Incentive Plan have been subject to ATK's recoupment policy since the policy was implemented by the Personnel and Compensation Committee of ATK's Board of Directors in March 2010. The changes to the Incentive Plan are not for the purpose of increasing the maximum amount of cash incentive compensation that may be awarded to ATK's executive officers under the Incentive Plan.

        The following description of the material terms of the amended and restated Incentive Plan is qualified in its entirety by reference to the terms of the Plan, a copy of which is attached to this proxy statement as Appendix B.

Description of the Amended and Restated Incentive Plan

        Purpose.    The purpose of the Incentive Plan is to provide cash incentive compensation to executive officers in accordance with ATK's "pay-for-performance" philosophy by directly relating awards payable under this Plan to company, business unit and/or individual performance.

        Administration.    The Incentive Plan is administered by the Personnel and Compensation Committee of the Board, which is composed entirely of non-employee directors who meet the criteria of "outside director" within the meaning of Section 162(m) of the Code. The Committee's powers include the authority, within the limitations set forth in the Incentive Plan, to select the eligible employees to be granted awards, determine the performance period applicable to awards, establish the performance goals for each participant for each performance period, determine the amount of each award and the payout formula for each award, determine the other terms and conditions of the awards, and certify whether or the extent to which the performance goals were achieved. The Committee may provide that awards be paid in shares of the Company's common stock, which shares would be issued under, and as permitted by, the Company's 2005 Stock Incentive Plan, as Amended and Restated Effective August 4, 2009. The Committee also has the authority to interpret the Incentive Plan and adopt rules for the administration of the Plan.

        Eligibility.    Participation in the Incentive Plan is limited to the executive officers of the Company. Currently, the Company has 10 executive officers.

        Performance Goals.    The performance goals relating to awards granted to Covered Employees will be objective and measurable goals determined by the Committee no later than 90 days after the commencement of any service period to which the applicable performance period relates. The Committee will set the targeted level or levels of achievement using one or more of the following measures: sales or revenues (including, without limitation, sales or revenue growth; gross profit; income before interest and taxes; income before interest, taxes, depreciation and amortization; net income; net income from operations; operating results excluding pension mark-to-market; earnings per share; return measures (including, without limitation, return on assets, capital, invested capital, equity, sales or revenues); productivity ratios; expense or cost reduction measures; margins; operating efficiency; market share; orders; customer satisfaction; working capital targets; budget comparisons; implementation or completion of specified projects or processes; the formation of joint ventures, establishment of research or development collaborations or the completion of other transactions; cash flow (including, without limitation, operating cash flow, free cash flow and cash flow return on equity); share price (including, without limitation, growth in share price and total stockholder return); profitability of an identifiable business unit or product; economic profit or economic value added; cash value added; or individual objectives. These measures may relate to the Company or one or more of its subsidiaries, divisions or units, or any combination of the foregoing, and the measures may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, as determined by the Committee. The Committee may also specify that the achievement of the performance goals will be determined without regard to the negative or positive effect of certain events, including, without limitation, any of the following: charges for extraordinary items and other unusual or non-recurring items of loss or gain; asset impairments; litigation or claim judgments or settlements; changes in the Internal Revenue Code or tax rates; changes in accounting principles; changes in other laws, regulations or other provisions affecting reported results; charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities; gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt; and foreign currency exchange gains or losses.

        Negative Discretion.    Notwithstanding the attainment of a target or other specified level of performance established for an award, the Committee has the discretion to reduce, but not increase, some or all of the award that would otherwise be paid to a Covered Employee. With respect to other participants, the Committee has the discretion to reduce or increase the amount of the actual award paid.

        Maximum Award.    A participant who is a Covered Employee may not receive more than $5,000,000 under the Incentive Plan in any fiscal year.

        Clawback.    Awards under the Incentive Plan are subject to ATK's executive compensation recoupment policy, which reserves the right of the Committee to recoup incentive awards from an executive officer if there is a material restatement of the Company's financial results.

        Amendment and Termination.    The Committee may amend or terminate the Incentive Plan at any time so long as any amendment would not cause amounts payable under the Plan to fail to qualify as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

        Duration of the Incentive Plan.    No awards may be granted under the Plan after August 2, 2016, which is five years after the expected date of stockholder approval of the amended and restated Incentive Plan. Awards granted to participants prior to that date will remain in effect after that date in accordance with their terms.

New Plan Benefits

        The amounts that will be received by the executive officers under the amended and restated Incentive Plan, if the Plan is approved by stockholders, are not determinable at this time and will be based on the achievement of performance goals established for future performance periods. Annual and long-term cash incentive amounts paid under the Company's existing Incentive Plan to each of the Covered Employees for fiscal year 2011 are shown in the "Non-Equity Incentive Plan Compensation" column in the Summary Compensation Table in this proxy statement. Under ATK's existing Incentive Plan for fiscal year 2011, the aggregate annual incentive amount for all current executive officers as a group was $4,142,931 and the aggregate long-term cash incentive amount for all current executive officers as a group was $1,794,502. Nothing in the terms of the Incentive Plan precludes the Personnel and Compensation Committee of ATK's Board of Directors from making payments or granting cash awards outside of the Incentive Plan if the Committee determines that such payments or awards are consistent with ATK's pay-for-performance philosophy and are in the best interests of the Company.

        Our Board of Directors recommends a vote FOR the approval of the Alliant Techsystems Inc. Executive Officer Incentive Plan, as Amended and Restated.

 AUDIT COMMITTEE REPORT

        The Audit Committee is composed solely of independent directors, as determined by the Board of Directors under the rules of the Securities and Exchange Commission and the New York Stock Exchange listing standards. In addition, the Board of Directors has determined that each of Douglas L. Maine, Roman Martinez IV, Mark H. Ronald and William G. Van Dyke is an "audit committee financial expert," as defined under applicable federal securities law and regulations. The Board of Directors has adopted a written charter for the Audit Committee, which is available on the Company's website. The Audit Committee has sole authority to appoint, terminate or replace the Company's independent registered public accounting firm, which reports directly to the Audit Committee.

        The Audit Committee reviews the Company's financial statements and the Company's financial reporting process. Management has the primary responsibility for the Company's financial statements and internal control over financial reporting, as well as disclosure controls and procedures.

        In this context, the Audit Committee reviewed and discussed with management and Deloitte & Touche LLP, the Company's independent registered public accounting firm, the Company's audited consolidated financial statements for the fiscal year ended March 31, 2011. In addition, the Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

        The Audit Committee has received the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm the firm's independence.

        Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K, for the fiscal year ended March 31, 2011, filed with the Securities and Exchange Commission.

Audit Committee
Douglas L. Maine, Chair
April H. Foley
Roman Martinez IV
Mark H. Ronald
William G. Van Dyke

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Deloitte & Touche LLP acts as ATK's independent registered public accounting firm and also provides certain other services.

        Annually, the Audit Committee reviews and pre-approves the audit services to be provided by our independent registered public accounting firm (independent auditors) for the fiscal year, including the financial plan for the audit fees and services. In addition, the Audit Committee annually provides pre-approval for designated types of services that may be provided by the independent auditors without obtaining specific pre-approval from the Audit Committee, subject to an annual dollar limitation and other terms specified by the Committee in its pre-approval policy. In accordance with the pre-approval policy, ATK's Chief Financial Officer reports to the Audit Committee at each regular meeting of the Committee the specific services provided by the independent auditor and the dollar amounts of fees paid for such services since the last Committee meeting. Any other service to be provided by the independent auditor requires specific pre-approval by the Audit Committee. The Audit Committee has delegated to the Chair of the Committee the authority to grant pre-approvals. Any pre-approval by the Chair of the Audit Committee is presented to the full Committee at its next scheduled meeting.

        The following table sets forth the amount of audit fees, audit-related fees, tax fees, and all other fees billed for services by Deloitte & Touche LLP for each of the last two fiscal years. All fees were pre-approved by the Audit Committee or the Chair of the Audit Committee.

	Fiscal Year Ended 3/31/2011	Fiscal Year Ended 3/31/2010
Audit Fees	$1,790,500	$1,693,000
Audit-Related Fees	233,014	160,512
Tax Fees	368,941	543,577
All Other Fees	0	0

Total Fees	$2,392,455	$2,397,089

        The Audit Fees billed or to be billed for the fiscal years ended March 31, 2011 and 2010 were for professional services rendered for audits of the annual consolidated financial statements and internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002 and reviews of the quarterly financial statements.

        The Audit-Related Fees billed in the fiscal year ended March 31, 2011 were primarily for services relating to employee benefit plan audits and the filing with the Securities and Exchange Commission of a Current Report on Form 8-K to disclose ATK's new organizational structure. The audit-related fees billed in the fiscal year ended March 31, 2010 were primarily for services relating to employee benefit plan audits.

        The Tax Fees billed in each of the fiscal years ended March 31, 2011 and 2010 were for services related to tax compliance, tax advice and tax planning.

PROPOSAL 5
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of our Board of Directors has appointed Deloitte & Touche LLP as ATK'S independent registered public accounting firm to audit ATK's financial statements for the fiscal year ending March 31, 2012. Stockholders are asked to ratify this appointment. A representative of Deloitte & Touche LLP will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions from stockholders.

        Our Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as ATK's independent registered public accounting firm.

 FUTURE STOCKHOLDER PROPOSALS

Stockholder Proposals Intended to be Included in Our Proxy Statement; Voting on Proxy Statement Proposals

        If you would like to submit a proposal for us to include in the proxy statement for our 2012 annual meeting, you must comply with Rule 14a-8 under the Securities Exchange Act of 1934. You must also make sure that we receive your proposal at our executive offices (sent c/o Corporate Secretary) by February 17, 2012. Any stockholder proposal included in our proxy statement will also be included on our form of proxy so that stockholders can indicate how they wish to vote their shares on the proposal.

Stockholder Director Nominations

        If you would like to recommend a person for consideration as a nominee for election as a director at our 2012 annual meeting, you must comply with the advance notice provisions of our Bylaws. These provisions require that we receive your nomination at our executive offices (sent c/o Corporate Secretary) no earlier than March 18, 2012, and no later than April 17, 2012. Additional information regarding the consideration of stockholder recommendations for nominees to the Board can be found in this proxy statement under the heading "Corporate Governance—Meetings of the Board and Board Committees—Nominating and Governance Committee."

Other Stockholder Proposals; Discretionary Voting on Other Stockholder Proposals

        If you would like to present a proposal at our 2012 annual meeting without including it in our proxy statement, you must comply with the advance notice provisions of our Bylaws. These provisions require that we receive your proposal at our executive offices (sent c/o Corporate Secretary) no earlier than March 18, 2012, and no later than April 17, 2012. If we receive an eligible proposal that is not included in our proxy statement, the persons named in our proxy for the 2012 annual meeting will have discretionary authority to vote on the proposal using their best judgment, subject to the provisions of Rule 14a-4(c) under the Securities Exchange Act of 1934.

General Information

        If the presiding officer at the 2012 annual meeting of stockholders determines that a stockholder proposal or stockholder director nomination was not submitted in compliance with the advance notice provisions of our Bylaws, the proposal or nomination will be ruled out of order and not acted upon.

        The above information is only a summary of some of the requirements of the advance notice provisions of our Bylaws. If you would like to receive a copy of the provisions of our Bylaws setting forth all of these requirements, you should write to our executive offices, c/o Corporate Secretary.

By Order of the Board of Directors,

Keith D. Ross Secretary
June 16, 2011

Appendix A General Industry Compensation Benchmark Group

A&P
A.O. Smith
Abercrombie & Fitch
AbitibiBowater
ACH Food
Activision Blizzard
Acuity Brands
Advanced Micro Devices
Aeropostale
Agilent Technologies
Agrium
Air Liquide
Air Products and Chemicals
Alcoa
Alcon Laboratories
Alexander & Baldwin
Allergan
Alpha Natural Resources
American Crystal Sugar
AMERIGROUP
AMETEK
Amgen
Anadarko Petroleum
Ann Taylor Stores
AOL
APL
Applied Materials
ARAMARK
Armstrong World Industries
Arrow Electronics
ArvinMeritor
Ashland
Astellas Pharma Inc.
Aurora Healthcare
Automatic Data Processing
Avaya
Avery Dennison
Avis Budget Group
Ball
Barnes Group
Barrick Gold of North America
Baxter International
BD
Beckman Coulter
BG US Services
Big Lots
Biogen Idec
BJ's Wholesale Club
Blockbuster
Bloomberg
Bob Evans Farms
Boehringer Ingelheim
Bombardier Transportation
Booz Allen Hamilton
Boston Scientific
Bovis Lend Lease
Brady
Brink's
Bristol-Myers Squibb
Broadcom
Burger King
C.H. Robinson Worldwide
C.R. Bard
CA
Cablevision Systems
Cabot
Cameron International
Campbell Soup
Career Education
CareFusion
Carlson Companies
Carnival
Carpenter Technology
Catalent Pharma Solutions
Catholic Healthcare West
CBS
Celanese Americas
Celestica
Celgene
Cemex Internacional SA de CV
Cengage Learning
CenturyLink
Cephalon
CF Industries
CGI Technologies & Solutions
CH2M Hill
Cheesecake Factory
Chemtura
Chevron Phillips Chemical
Chipotle Mexican Grill
Chiquita Brands
Cimarex Energy
Cincinnati Bell
Cintas
Clear Channel Communications
Cliffs Natural Resources
Clorox
Coach
Coinstar
Cole Haan
Colgate-Palmolive
Columbia Sportswear
ConAgra Foods
Conde Nast Publications
ConvaTec
Convergys
Cooper Industries
Corning
Covance
Covidien
Cox Enterprises
Cracker Barrel Old Country Stores
Crown Castle
Crown Holdings
CSC
CSM
CSX
Curtiss-Wright
Cytec
Daiichi Sankyo
Dana
Darden Restaurants
Day & Zimmermann
DCP Midstream
Dean Foods
Del Monte Foods
Deluxe
Dentsply
Devon Energy
Devry
Dex One
Diageo North America
Discovery Communications
Dollar Thrifty Automotive Group
Domino's Pizza
Domtar
Donaldson
Dot Foods
Dow Corning
Eastman Chemical
Eastman Kodak
Eaton
eBay
Ecolab
Education Management
Eisai
Elsevier Science
Emblem Health
EMC
EMCOR Group
Emergency Medical Services
EMI Music
Endo Pharmaceuticals
Epson
Equifax
Essilor of America
Evergreen Packaging
Evonik Degussa
Experian Americas
Exterran
FANUC Robotics America
Federal-Mogul
Fidelity National Information Services
Fiserv
Flowserve
Forest Laboratories
Fortune Brands
Freeport-McMoRan Copper & Gold
GAF Materials
GameStop
Gannett
Gap
GATX
Gavilon
General Atomics
General Mills
Genzyme
Gilead Sciences
Goodrich
Goodyear Tire & Rubber
Gorton's
Greif
Gruma
Grupo Ferrovial
GTECH
H.B. Fuller
H.J. Heinz
Hanesbrands
Harland Clarke
Harley-Davidson
Hasbro
HD Supply
Health Net
HealthSouth
Hearst
Henkel of America
Henry Ford Health Systems
Herman Miller
Hershey
Hertz
Hexcel
HNI
Home Shopping Network
Hormel Foods
Hospira
Host Hotels & Resorts
Houghton Mifflin Harcourt Publishing
HR Access
Hunt Consolidated
Huntsman
Husky Injection Molding Systems
Hyatt Hotels
IAC/InterActive
IDEXX Laboratories
Illinois Tool Works
Imerys
IMS Health
Ingersoll-Rand
Intercontinental Hotels
International Flavors & Fragrances
Interpublic Group of Companies
Invensys Controls
Iron Mountain
Irving Oil Commercial G.P
ISP
ITT - Corporate
J. Crew
J.C. Penney Company
J.M. Smucker
J.R. Simplot
Jabil Circuit
Jack in the Box
Jacobs Engineering
Jarden
JM Family Enterprises
John Wiley & Sons
Kaman Industrial Technologies
Kao Brands
KBR
Kellogg
Key Energy Services
Kimberly-Clark
Kindred Healthcare
King Pharmaceuticals
Kinross Gold
KLA-Tencor
Knowles Electronics
Kohl's
Kohler
L.L. Bean
L-3 Communications
Land O'Lakes
Lanxess
Laureate Education
Lear
Leggett and Platt
Lenovo
Level 3 Communications
Levi Strauss
LexisNexis
Life Technologies
Lifetouch
Limited
Linde
Lions Gate Entertainment
Lorillard Tobacco
Lundbeck
MAG Industrial Automation Systems
Magellan Midstream Partners
Manitowoc
Marriott International
Martin Marietta Materials
Mary Kay
Masco
Mattel
McClatchy
McDermott
McGraw-Hill
MeadWestvaco
Mecklenburg County
Medtronic
Memorial Sloan-Kettering Cancer Center
Meredith
Metro-Goldwyn-Mayer
Micron Technology
Millennium Inorganic Chemicals
Millennium Pharmaceuticals
Millipore
Mizuno USA
Molson Coors Brewing
Momentive Specialty Chemicals
Monsanto
Mosaic
MTV Networks
Murphy Oil
MWH Global
Nash-Finch
National Starch Polymers Group
Navistar International
NCR
Neoris USA
New York Times
New York University
Newmont Mining
NewPage
Nielsen Expositions
NII Holdings
NIKE
Norfolk Southern
NOVA Chemicals
Novo Nordisk Pharmaceuticals
NXP Semiconductors
Nycomed US
Nypro
Occidental Petroleum
Office Depot
Oshkosh
Owens Corning
Owens-Illinois
P.F. Chang's China Bistro
Papa John's
Paramount
Parker Hannifin
Parsons
Pearson
Pep Boys
PerkinElmer
PetSmart
PGA Tour
Phillips-Van Heusen
Pier 1 Imports
Pitney Bowes
Plexus
Polaris Industries
PolyOne
Pon Holdings
Potash
PPG Industries
Praxair
Providence Health & Services
Pulte Homes
Purdue Pharma
QUALCOMM
Quest Diagnostics
Quintiles
Qwest Communications
R.R. Donnelley
Ralcorp Holdings
Razorfish
Reader's Digest
Realogy
Reed Business Information
Reed Elsevier
Reed Exhibitions
Research in Motion
Revlon
Rockwell Automation
Rockwell Collins
Rolls-Royce North America
Royal Caribbean Cruises
Ryder System
S.C. Johnson
Safety-Kleen Systems
SAIC
SanDisk
Sanmina-SCI
Sara Lee
SAS Institute

A-1

Savannah River Nuclear Solutions
Savannah River Remediation
SCA Americas
Scholastic
Schreiber Foods
Schwan's
Scotts Miracle-Gro
Scripps Networks Interactive
Seagate Technology
Sealed Air
Sensata Technologies
Sensient Technologies
Sepracor
ShawCor
Sherwin-Williams
Shire Pharmaceuticals
Showtime
Sirius XM Radio
Skype
Smith & Nephew
Smurfit-Stone Container
Snap-on
Solutia
Solvay America
Sonepar Distribution
Sonoco Products
Southwest Airlines
Spectra Energy	Spirit AeroSystems
SPX
SRA International
Stanford University
Stantec
Starbucks
Starwood Hotels & Resorts
Steelcase
Stryker
SunGard Data Systems
Sunrise Senior Living
SuperMedia
Swagelok
Sybron Dental Specialties
Takeda Pharmaceutical Company Limited
Technicolor
Tektronix
Tellabs
Temple-Inland
Tenet Healthcare
Teradata
Terex
Tesoro
Texas Petrochemicals
Textron
Thermo Fisher Scientific
Thomas & Betts	Thomson Reuters
Tiffany
Time Warner Cable
Timken
TJX Companies
Toro
Total System Services
Tribune
Trinity Industries
Tronox
TRW Automotive
Tupperware
Tyco Electronics
U.S. Foodservice
Underwriters Laboratories
Union Pacific
Uni-Select
Unisys
United Airlines
United Rentals
United States Cellular
United States Steel
Universal Health Services
University of Texas-M.D. Anderson Cancer Center
USG
VF Corporation
Viacom	Vision Service Plan
Vistar
Visteon
Vulcan Materials
VWR International
Wabtec
Warnaco
Warner Chilcott
Washington Post
Waste Management
Watson Pharmaceuticals
Watts Water Technologies
Wellcare Health Plans
Wendy's/Arby's Group
Western Digital
Weyerhaeuser
Whirlpool
Whole Foods Market
Wolters Kluwer
Wolverine World Wide
WPP
Wyndham Worldwide
Xerox
Yahoo!
YRC Worldwide
Yum! Brands
Zale

A-2

APPENDIX B

ALLIANT TECHSYSTEMS INC.
EXECUTIVE OFFICER INCENTIVE PLAN
(AS AMENDED AND RESTATED EFFECTIVE AUGUST 2, 2011)

SECTION 1.    PURPOSE AND EFFECTIVE DATE

        1.1    Purpose of this Plan.    The purpose of this Executive Officer Incentive Plan (this "Plan") is to provide incentive compensation to executive officers of Alliant Techsystems Inc. (the "Company") in accordance with the Company's "pay-for-performance" philosophy by directly relating awards payable under this Plan to company, business unit and/or individual performance. This Plan is intended to permit the grant of awards under this Plan to qualify as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code (as defined in Section 2.1).

        1.2    Effective Date.    This Plan initially became effective as of the date of approval by the stockholders of the Company in 2006. The amended and restated Plan will be effective as of the date of approval by the stockholders of the Company in accordance with applicable law at the annual meeting of stockholders in 2011 (the "Effective Date").

SECTION 2.    DEFINITIONS

        2.1    Definitions.    The following capitalized terms used in this Agreement will have the meanings set forth below:

          (a)   "Actual Award" means as to any Performance Period, the actual award (if any) payable to a Participant for the Performance Period. Each Actual Award will be determined pursuant to the provisions of Section 3.6.

          (b)   "Board" means the Board of Directors of the Company.

          (c)   "Cause" means the occurrence of any of the following:

              (i)  the Participant willfully and continually fails to substantially perform his or her duties of employment (other than because of a mental or physical impairment) for a period of at least 30 days after being given notice of such failure;

             (ii)  the Participant (A) engages in any act of dishonesty, wrongdoing or moral turpitude (whether or not a felony) or (B) violates the Company's Business Ethics Code of Conduct or a Company policy, which violation has an adverse effect upon the Company; or

            (iii)  the Participant breaches his or her duty of loyalty or commits an unauthorized disclosure of proprietary or confidential information of the Company.

          (d)   "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (e)   "Committee" means (i) the Personnel and Compensation Committee of the Board or (ii) if no Personnel and Compensation Committee exists, then a committee of Board members appointed by the Board to administer this Plan in accordance with Section 5.1.

          (f)    "Covered Employee Participant" means any Participant who is reasonably expected to be a "covered employee" within the meaning of Section 162(m)(3) of the Code with respect to any Performance Period in which the Company would be entitled to take a compensation deduction for an Actual Award to such Participant (determined without regard to the limitation on deductibility imposed by Section 162(m) of the Code). The determination of "Covered Employee Participant" is also made without regard to any deferral of the Actual Award payment date under the Company's Nonqualified Deferred Compensation Plan.

          (g)   "Covered Employee Performance Goals" means objective and measurable performance goals determined by the Committee, in its discretion, to be applicable to a Covered Employee Participant for a Performance Period. As determined by the Committee, the Covered Employee Performance Goals for any award may provide for a targeted level or levels of achievement using one or more of the following measures: (i) sales or revenues (including, without limitation, sales or revenue growth); (ii) gross profit; (iii) income before interest and taxes; (iv) income before interest, taxes, depreciation and amortization; (v) net income; (vi) net income from operations; (vii) operating results excluding pension mark-to-market; (viii) earnings per Share; (ix) return measures (including, without limitation, return on assets, capital, invested capital, equity, sales or revenues); (x) productivity ratios; (xi) expense or cost reduction measures; (xii) margins; (xiii) operating efficiency; (xiv) market share; (xv) orders; (xvi) customer satisfaction; (xvii) working capital targets; (xviii) budget comparisons; (xix) implementation or completion of specified projects or processes; (xx) the formation of joint ventures, establishment of research or development collaborations or the completion of other transactions; (xxi) cash flow (including, without limitation, operating cash flow, free cash flow and cash flow return on equity); (xxii) Share price (including, without limitation, growth in Share price and total stockholder return); (xxiii) profitability of an identifiable business unit or product; (xxiv) economic profit or economic value added; (xxv) cash value added; or (xxvi) Individual Objectives. The foregoing measures may relate to the Company, one or more of its subsidiaries or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. The Covered Employee Performance Goals may differ from Covered Employee Participant to Covered Employee Participant and from award to award.

          (h)   "Determination Date" means the 90th day of any service period to which a Performance Period relates.

          (i)    "Disability" or "Disabled" will have the meaning given to such term in the Company's governing long-term disability plan or, if no such plan exists, such term will mean total and permanent disability as determined under the rules of the Social Security Administration.

          (j)    "Eligible Employee" means any executive officer of the Company required to file reports of beneficial ownership with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

          (k)   "Fiscal Year" means the fiscal year of the Company.

          (l)    "Individual Objectives" means as to a Participant for any Performance Period, objective and measurable individual performance goals approved by the Committee in its discretion.

          (m)  "Maximum Award" means as to a Covered Employee Participant for any Fiscal Year, the lesser of (i) the maximum award payable under this Plan for any such Fiscal Year or (ii) $5,000,000.

          (n)   "Other Participant" means a Participant who is not a Covered Employee Participant.

          (o)   "Other Participant Performance Goals" means the performance goals determined by the Committee, in its discretion, to be applicable to an Other Participant for a Performance Period. As determined by the Committee, the Other Participant Performance Goals may provide for a targeted level or levels of achievement using one or more of the Covered Employee Performance Goals or any other performance measures. The Other Participant Performance Goals may differ from Other Participant to Other Participant and from award to award.

          (p)   "Participant" means as to any Performance Period, an Eligible Employee who has been selected by the Committee for participation in this Plan for such Performance Period.

          (q)   "Payout Formula" means as to any Performance Period, the formula or payout matrix established by the Committee pursuant to Section 3.3 in order to determine the Actual Awards (if any) to be paid to Participants. The formula or matrix may differ from Participant to Participant.

          (r)   "Performance Goal" means a Covered Employee Performance Goal or an Other Participant Performance Goal, as the case may be.

          (s)   "Performance Period" means any Fiscal Year or other period determined by the Committee pursuant to Section 3.2(a) over which achievement of Performance Goals will be measured. A Performance Period may be a one-year period or any longer or shorter period, and may differ from Participant to Participant and from award to award.

          (t)    "Retirement" means the voluntary retirement of a Participant pursuant to the terms of any retirement plan of the Company.

          (u)   "Shares" means shares of the Company's common stock.

          (v)   "Termination of Service" means a cessation of the employee-employer relationship between an Eligible Employee and the Company for any reason, including, without limitation, a termination by resignation, discharge, death, Disability, Retirement, or the sale of any subsidiary or other affiliate of the Company or the sale of a business unit or division of the Company, but excluding any such termination where there is a simultaneous reemployment by the Company or any subsidiary or other affiliate of the Company.

        2.2    Financial and Accounting Terms.    Except as otherwise expressly provided or unless the context otherwise requires, financial and accounting terms (including, without limitation, terms contained in the definition of "Covered Employee Performance Goals" set forth in Section 2.1 and in Section 3.2(c)) are used as defined for purposes of, and shall be determined in accordance with, generally accepted accounting principles in the United States (or other applicable accounting standards) and derived from the consolidated financial statements of the Company prepared in the ordinary course of business and filed with the Securities and Exchange Commission.

SECTION 3.    SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS

        3.1    Selection of Participants.    The Committee, in its sole discretion, will select the Eligible Employees of the Company who will be Participants for any Performance Period. Participation in this Plan is in the sole discretion of the Committee, and on a Performance Period by Performance Period basis. Accordingly, an Eligible Employee who is a Participant for a given Performance Period is in no way guaranteed or assured of being selected for participation in any subsequent Performance Period.

        3.2    Determination of Performance Period and Performance Goals.

          (a)   The Committee, in its sole discretion, will determine the Performance Period applicable to awards made to Participants under this Plan.

          (b)   The Committee, in its sole discretion, will establish the Performance Goals for each Participant for each Performance Period. Such Performance Goals will be set forth in writing.

          (c)   The Committee, in its sole discretion, may specify that the achievement of the Performance Goals will be determined without regard to the negative or positive effect of certain events, including, without limitation, any of the following: (i) charges for extraordinary items and other unusual or non-recurring items of loss or gain; (ii) asset impairments; (iii) litigation or claim judgments or settlements; (iv) changes in the Code or tax rates; (v) changes in accounting principles; (vi) changes in other laws, regulations or other provisions affecting reported results;

  (vii) charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities; (viii) gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt; and (ix) foreign currency exchange gains or losses.

        3.3    Determination of Payout Formula.    The Committee, in its sole discretion, will establish a Payout Formula for purposes of determining the Actual Award (if any) payable to each Participant for each Performance Period. Each Payout Formula will (a) be in writing and (b) provide for the payment of a Participant's Actual Award based on whether or the extent to which the Performance Goals for the Performance Period are achieved. Notwithstanding the foregoing, in no event will a Covered Employee's Actual Award for any Performance Period exceed his or her Maximum Award.

        3.4    Determination of Maximum Awards for Covered Employee Participants.    The Committee, in its sole discretion, will establish a Maximum Award for each Covered Employee Participant (subject to the limit set forth in Section 2.1(m)). Each Participant's Maximum Award will be set forth in writing.

        3.5    Date for Determinations.    The Committee will make all determinations with respect to awards to Covered Employee Participants under Sections 3.1, 3.2, 3.3 and 3.4 on or before the Determination Date.

        3.6    Determination of Actual Awards.

          (a)   After the end of each Performance Period, the Committee will certify in writing the extent to which the Performance Goals applicable to each Participant for such Performance Period were achieved or exceeded. The Actual Award for each Participant will be determined by applying the Payout Formula to the level of actual performance that has been certified by the Committee.

          (b)   Notwithstanding anything to the contrary in this Plan, in determining the Actual Award for any Covered Employee Participant, the Committee, in its sole discretion, may reduce the award payable to any Covered Employee Participant below the award which otherwise would be payable under the Payout Formula.

          (c)   Notwithstanding anything to the contrary in this Plan, in determining the Actual Award for any Other Participant, the Committee, in its sole discretion, may increase or reduce the award payable to any Other Participant above or below the award which otherwise would be payable under the Payout Formula.

SECTION 4.    PAYMENT OF AWARDS

        4.1    Continued Employment.    Except as otherwise determined by the Committee or provided in Section 4.5, no Actual Award will be paid under this Plan with respect to a Performance Period to any Participant who has a Termination of Service prior to the last day of such Performance Period.

        4.2    Form of Payment.    Each Actual Award will be paid to the Participant in cash or Shares. Any Shares awarded to a Participant under this Plan will be granted and issued pursuant to the Company's 2005 Stock Incentive Plan, as amended (which has been approved by the Company's stockholders), or any other equity compensation plan approved by the stockholders of the Company in the future.

        4.3    Timing of Payment.    Payment of each Actual Award will be made as soon as administratively feasible following the determination by the Committee pursuant to Section 3.6 of the Plan after the end of the applicable Performance Period; provided, however, that, in no event will an Actual Award be paid later than 75 days after the end of such Performance Period, unless a timely election was made under the Company's Nonqualified Deferred Compensation Plan.

        4.4    Awards Payable from Company's General Assets.    Each Actual Award that may become payable under this Plan will be paid solely from the general assets of the Company. Nothing in this

Plan will be construed to create a trust or to establish or evidence any Participant's claim of any right to payment of an Actual Award other than as an unsecured general creditor of the Company.

        4.5    Payment in the Event of Termination of Service.    Except as otherwise determined by the Committee and notwithstanding the provisions of Section 4.1:

          (a)   if a Participant dies prior to the last day of a Performance Period during which he or she would have earned an Actual Award, such Participant's beneficiary (or, if the Participant has not designated a beneficiary, such Participant's estate) will be entitled to receive the Actual Award, adjusted on a pro rata basis to reflect the number of days the Participant was employed by the Company during such Performance Period; provided, however, that a Participant must be employed by the Company continuously for at least 90 days during a Performance Period in order for such Participant's beneficiary or estate to be eligible to receive an Actual Award with respect to such Performance Period (unless otherwise determined by the Committee).

          (b)   if a Participant has a Termination of Service due to Disability or Retirement prior to the last day of a Performance Period during which he or she would have earned an Actual Award, such Participant will be entitled to receive the Actual Award, adjusted on a pro rata basis to reflect the number of days the Participant was employed by the Company during such Performance Period; provided, however, that a Participant must be employed by the Company continuously for at least 90 days during a Performance Period in order for such Participant to be eligible to receive an Actual Award with respect to such Performance Period (unless otherwise determined by the Committee).

          (c)   if a Participant's employment is terminated during a Performance Period due to an involuntary Termination of Service by the Company without Cause, or, if such Participant is demoted during such Performance Period so that he or she is no longer an Eligible Employee and is therefore unable to participate in this Plan for the remainder of the Performance Period, such Participant will be entitled to receive the Actual Award, adjusted on a pro rata basis to reflect the number of days the Participant was employed by the Company or participated in this Plan (as applicable) during such Performance Period; provided, however, that a Participant must be employed by the Company continuously for at least 90 days during a Performance Period in order for such Participant to be eligible to receive an Actual Award with respect to such Performance Period (unless otherwise determined by the Committee).

SECTION 5.    ADMINISTRATION

        5.1    Committee is the Administrator.    This Plan will be administered by the Committee. The Committee will consist of not less than two members of the Board. The members of the Committee will be appointed from time to time by, and serve at the pleasure of, the Board. Each member of the Committee must qualify as an "outside director" within the meaning of Section 162(m) of the Code and the underlying regulations.

        5.2    Committee Authority.    The Committee will administer this Plan in accordance with its provisions. The Committee will have full power and authority to (a) determine which Eligible Employees will be granted awards, (b) prescribe the terms and conditions of awards, (c) interpret this Plan and any awards, (d) adopt rules for the administration, interpretation and application of this Plan as are consistent with the terms hereof, and (e) interpret, amend or revoke any such rules.

        5.3    Decisions Binding.    All determinations and decisions made by the Committee pursuant to the provisions of this Plan will be final, conclusive and binding on all persons and will be given the maximum deference permitted by law.

SECTION 6.    AMENDMENT, TERMINATION AND DURATION

        6.1    Amendment or Termination.    The Committee, in its sole discretion, may amend or terminate this Plan at any time and for any reason; provided, however, that in no event will the Committee amend this Plan to the extent such amendment would cause the amounts payable under this Plan to Covered Employee Participants for a particular Performance Period to fail to qualify as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code. The amendment or termination of this Plan will not, without the consent of a Participant, materially and adversely alter or impair any rights or obligations under any Actual Award theretofore earned by such Participant. No award may be granted during any period after termination of this Plan.

        6.2    Duration of this Plan.    This Plan became effective on August 1, 2006 upon approval by the stockholders of the Company at the annual meeting of stockholders. The amended and restated Plan will commence on the Effective Date, upon approval by the stockholders of the Company at the annual meeting of stockholders in 2011, and, subject to the Committee's right to amend or terminate this Plan in accordance with Section 6.1, will terminate on the date five years after the Effective Date (the "Termination Date"). Awards granted to Participants on or prior to the Termination Date will remain in full force and effect after the Termination Date in accordance with the terms thereof, but no new awards may be granted after the Termination Date.

SECTION 7.    GENERAL PROVISIONS

        7.1    Tax Withholding.    The Company will withhold all applicable taxes from any Actual Award, including any federal, state and local taxes.

        7.2    No Effect on Employment or Service.    Subject to Section 4.5(c), nothing in this Plan will interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without Cause. For purposes of this Plan, transfer of employment of a Participant between the Company and any one of its subsidiaries or affiliates (or between such subsidiaries or affiliates) will not be deemed a Termination of Service. Employment with the Company is on an at-will basis only.

        7.3    Participation.    No Eligible Employee will have the right to be selected to receive an award under this Plan, or, having been so selected, to be selected to receive a future award. There is no obligation for uniformity of treatment of Eligible Employees, Participants or holders or beneficiaries of Actual Awards.

        7.4    Clawback.    Actual Awards under this Plan are subject to the Company's executive compensation recoupment policy, as in effect from time to time.

        7.5    Successors.    All obligations of the Company under this Plan with respect to awards granted hereunder will be binding on any successor to the Company, whether any such succession is the result of a direct or indirect purchase, merger, consolidation of the Company, acquisition of all or substantially all of the business or assets of the Company, or otherwise.

        7.6    Beneficiary Designations.    If permitted by the Committee, a Participant under this Plan may name a beneficiary or beneficiaries to whom any Actual Award will be paid in the event of the Participant's death. In the absence of any such designation, any awards remaining unpaid at the Participant's death will be paid to the Participant's estate.

        7.7    Nontransferability of Awards.    No award granted under this Plan may be sold, transferred, pledged or assigned, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 7.5. All rights with respect to an award granted to a Participant will be available during his or her lifetime only to the Participant.

        7.8    Severability.    In the event any provision of this Plan is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of this Plan, and this Plan will be construed and enforced as if the illegal or invalid provision had not been included.

        7.9    Requirements of Law.    The granting of awards under this Plan will be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        7.10    Governing Law.    This Plan and all awards will be construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions.

        7.11    Rules of Construction.    Captions are provided in this Plan for convenience only, and captions will not serve as a basis for interpretation or construction hereof. Unless otherwise expressly provided or unless the context otherwise requires, the terms defined in this Plan include the plural and the singular.

See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: For holders as of: Date: Time: Location: 0000110530_1 R1.0.0.11699 ALLIANT TECHSYSTEMS INC. ALLIANT TECHSYSTEMS INC. 7480 FLYING CLOUD DRIVE MINNEAPOLIS, MN 55344 Annual Meeting June 06, 2011 August 02, 2011 August 02, 2011 9:00 AM CDT Corporate Headquarters 7480 Flying Cloud Drive Eden Prairie, MN 55344

Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line XXXX XXXX XXXX XXXX XXXX XXXX 0000110530_2 R1.0.0.11699 1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORT TO STOCKHOLDERS Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 19, 2011 to facilitate timely delivery.

Voting items 0000110530_3 R1.0.0.11699 The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Roxanne J. Decyk 02 Mark W. DeYoung 03 Martin C. Faga 04 Ronald R. Fogleman 05 April H. Foley 06 Tig H. Krekel 07 Douglas L. Maine 08 Roman Martinez IV 09 Mark H. Ronald 10 William G. Van Dyke The Board of Directors recommends you vote FOR the following proposal: 2. Advisory Vote on Executive Compensation The Board of Directors recommends you vote every "1 YEAR" on the following proposal: 3. Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation The Board of Directors recommends you vote FOR the following proposals: 4. Approval of Executive Officer Incentive Plan, as Amended and Restated 5. Ratification of Appointment of Independent Registered Public Accounting Firm NOTE: If you vote your proxy through the internet or by telephone, you do NOT need to mail back your proxy card. If you are located outside the United States, the delivery of your Proxy MUST be by INTERNET or MAIL.

0000110530_4 R1.0.0.11699

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000110528_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Roxanne J. Decyk 02 Mark W. DeYoung 03 Martin C. Faga 04 Ronald R. Fogleman 05 April H. Foley 06 Tig H. Krekel 07 Douglas L. Maine 08 Roman Martinez IV 09 Mark H. Ronald 10 William G. Van Dyke ALLIANT TECHSYSTEMS INC. 7480 FLYING CLOUD DRIVE MINNEAPOLIS, MN 55344 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time one day before the meeting date (two days before the meeting date if you are a 401(k) Plan participant). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by Alliant Techsystems Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time one day before the meeting date (two days before the meeting date if you are a 401(k) Plan participant). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. Advisory Vote on Executive Compensation The Board of Directors recommends you vote every "1 YEAR" on the following proposal: 1 year 2 years 3 years Abstain 3. Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 4. Approval of Executive Officer Incentive Plan, as Amended and Restated 5. Ratification of Appointment of Independent Registered Public Accounting Firm NOTE: If you vote your proxy through the internet or by telephone, you do NOT need to mail back your proxy card. If you are located outside the United States, the delivery of your Proxy MUST be by INTERNET or MAIL. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions)

ALLIANT TECHSYSTEMS INC. Annual Meeting Admission Policy: Admission to the Annual Meeting will be by ticket only. You may request an admission ticket by calling 952-351-3063, by emailing alliant.corporate@atk.com or by mailing a request to ATK at 7480 Flying Cloud Drive, Minneapolis, MN 55344, Attn: Corporate Secretary. Seating is limited. You may pick up your ticket at the registration table prior to the meeting. Please be prepared to show your photo identification. Corporate Headquarters and Annual Meeting Site: 7480 Flying Cloud Drive Minneapolis, MN 55344-3720 (telephone: 952-351-3000; web site: www.atk.com) Stockholder Inquiries: If you are a stockholder of record, send inquiries concerning transfer of shares, lost certificates or address changes to the Company’s Transfer Agent/Registrar, BNY Mellon Shareowner Services, 480 Washington Boulevard, Jersey City, NJ 07310-1900 (telephone toll free: 1-800-851-9677; web site: https://m1.melloninvestor.com/mellonone) Investor Relations: Inquiries from stockholders, securities analysts and others in the professional investment community should be directed to Jeffrey J. Huebschen, Director, Investor Relations, Alliant Techsystems Inc., 7480 Flying Cloud Drive, Minneapolis, MN 55344-3720 (telephone. 952-351-3038; e-mail: jeff.huebschen@atk.com) 0000110528_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The NOTICE AND PROXY STATEMENT, ANNUAL REPORT TO STOCKHOLDERS is/are available at www.proxyvote.com . ALLIANT TECHSYSTEMS INC. This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby appoints Mark W. DeYoung, John L. Shroyer and Keith D. Ross as proxies, each with power to act alone and to appoint a substitute, and authorizes each of them to represent and vote as specified on the other side of this proxy, all shares of common stock of Alliant Techsystems Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on Tuesday, August 2, 2011, at the headquarters of the Company at 7480 Flying Cloud Drive, Eden Prairie (suburban Minneapolis), Minnesota, and all adjournments thereof. The shares represented by this proxy will be voted as specified on the other side. If no choice is specified, this proxy will be voted FOR Proposals 1, 2, 4 and 5, and, on an advisory basis with respect to Proposal 3, in favor of conducting future votes on executive compensation EVERY YEAR. The proxies are authorized, in their discretion, to vote such shares upon any other business that may properly come before the Annual Meeting. The undersigned hereby acknowledges receipt of the Proxy Statement of the Company. Your Internet or telephone vote authorizes the named proxies to vote these shares in the same manner as if you marked, signed and returned your proxy card. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed and dated on the other side

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000110529_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Roxanne J. Decyk 02 Mark W. DeYoung 03 Martin C. Faga 04 Ronald R. Fogleman 05 April H. Foley 06 Tig H. Krekel 07 Douglas L. Maine 08 Roman Martinez IV 09 Mark H. Ronald 10 William G. Van Dyke ALLIANT TECHSYSTEMS INC. 7480 FLYING CLOUD DRIVE MINNEAPOLIS, MN 55344 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time one day before the meeting date (two days before the meeting date if you are a 401(k) Plan participant). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by Alliant Techsystems Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time one day before the meeting date (two days before the meeting date if you are a 401(k) Plan participant). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. Advisory Vote on Executive Compensation The Board of Directors recommends you vote every "1 YEAR" on the following proposal: 1 year 2 years 3 years Abstain 3. Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 4. Approval of Executive Officer Incentive Plan, as Amended and Restated 5. Ratification of Appointment of Independent Registered Public Accounting Firm NOTE: If you vote your proxy through the internet or by telephone, you do NOT need to mail back your proxy card. If you are located outside the United States, the delivery of your Proxy MUST be by INTERNET or MAIL. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions)

ALLIANT TECHSYSTEMS INC. Annual Meeting Admission Policy: Admission to the Annual Meeting will be by ticket only. You may request an admission ticket by calling 952-351-3063, by emailing alliant.corporate@atk.com or by mailing a request to ATK at 7480 Flying Cloud Drive, Minneapolis, MN 55344, Attn: Corporate Secretary. Seating is limited. You may pick up your ticket at the registration table prior to the meeting. Please be prepared to show your photo identification. Corporate Headquarters and Annual Meeting Site: 7480 Flying Cloud Drive Minneapolis, MN 55344-3720 (telephone: 952-351-3000; web site: www.atk.com) Stockholder Inquiries: If you are a stockholder of record, send inquiries concerning transfer of shares, lost certificates or address changes to the Company’s Transfer Agent/Registrar, BNY Mellon Shareowner Services, 480 Washington Boulevard, Jersey City, NJ 07310-1900 (telephone toll free: 1-800-851-9677; web site: https://m1.melloninvestor.com/mellonone) Investor Relations: Inquiries from stockholders, securities analysts and others in the professional investment community should be directed to Jeffrey J. Huebschen, Director, Investor Relations, Alliant Techsystems Inc., 7480 Flying Cloud Drive, Minneapolis, MN 55344-3720 (telephone: 952-351-3038; e-mail: jeff.huebschen@atk.com) 0000110529_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The NOTICE AND PROXY STATEMENT, ANNUAL REPORT TO STOCKHOLDERS is/are available at www.proxyvote.com . ALLIANT TECHSYSTEMS INC. This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby directs Fidelity Management Trust Company, the Trustee of the Alliant Techsystems Inc. 401(k) Plan, to vote all shares of common stock held in the plan, which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on Tuesday, August 2, 2011, at the headquarters of the Company at 7480 Flying Cloud Drive, Eden Prairie (suburban Minneapolis), Minnesota, and all adjournments thereof. These instructions will be followed as directed on the other side. Shares held in the plan for which no voting instructions are received by the trustee, as well as shares not allocated to any participants, will be voted in the same proportion as votes actually cast by participants in the plan. The undersigned hereby acknowledges receipt of the Proxy Statement of the Company. Your Internet or telephone vote authorizes the named proxies to vote these shares in the same manner as if you marked, signed and returned your proxy card. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed and dated on the other side